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                                                                  EXHIBIT 10.130


                           LOAN AND SECURITY AGREEMENT





             $10,000,000.00 Working Capital and Note Receivable Loan

                 provided by Litchfield Financial Corporation to

                         Preferred Equities Corporation







                               As of July 30, 1997

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                           LOAN AND SECURITY AGREEMENT


     LOAN AND SECURITY AGREEMENT dated as of July 30, 1997 among Preferred Equities Corporation, a Nevada corporation, having an address of and office at 4310 Paradise Road, Las Vegas, Nevada 89109-6597 ("Borrower") and LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation, having an office at 789 Main Road, Stamford, Vermont 05352 and having a mailing address of POB 488, Williamstown, Massachusetts 01267 ("Lender").

     In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:


                                    SECTION 1

 1.  DEFINITION OF TERMS

     1.1. TERM DEFINITIONS. Capitalized terms used in this Agreement are defined in this Section 1.1. The definitions include the singular and plural forms of the terms defined.

          ADA.  Defined in Section 6.13 of this Agreement.

          ADVANCE. A portion of the proceeds of the Loan advanced from time to time by Lender to Borrower in accordance with the terms of this Agreement.

          AFFILIATE. Any party controlled by, controlling, or under common control with, the Borrower or Guarantor.

          AGREEMENT.  This Loan and Security Agreement among
     Borrower, Guarantor and Lender (including the exhibits and schedules to it), as it may be amended from time to time.

          ASSIGNED DEED OF TRUST. A properly recorded, first priority deed of trust executed and delivered by each Purchaser to Borrower, securing a Pledged Note Receivable and encumbering all of the right, title and interest of such Purchaser in the related Encumbered Interval and related or appurtenant easement, access and use rights and benefits.

          ASSIGNMENT OF NOTES RECEIVABLE AND DEEDS OF TRUST. A recordable assignment made by Borrower in favor of Lender evidencing the assignment to Lender of all of the Pledged Notes Receivable and Assigned Deeds of Trust.

          ASSIGNMENTS OF INTEREST IN CONTRACTS, PERMITS, LICENSES AND APPROVALS. The properly recorded assignments made by

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     Borrower in favor of Lender evidencing the assignment to Lender of all of
     Borrower's interest in and to all contracts, permits, licenses and approvals in respect of the Property.

          BACKGROUND DOCUMENTS. Defined in Section 4.1(e) of this
     Agreement.

          BANKRUPTCY CODE.  Defined in Section 11.13 of this
     Agreement.

          BORROWING BASE. With respect to Eligible Notes Receivable pledged to Lender in connection with each Receivables Loan Advance, an amount equal to the sum of: (1) eighty-five percent (85%) of the remaining principal balance of each such Eligible Note Receivable pursuant to which the Purchaser has made at least six (6) monthly payments; plus (2) eighty percent (80%) of the remaining principal balance of each such Eligible Note Receivable pursuant to which the Purchaser has made less than six (6) monthly payments.

          BUSINESS DAY. Each day which is not a Saturday or Sunday or a legal holiday under the laws of the State of Vermont, the State of Nevada, the Commonwealth of Massachusetts or the United States.

          CLOSING DATE.  The date of this Agreement.

          CODE.  The Uniform Commercial Code in force in the
     Commonwealth of Massachusetts as amended from time to time.

          COLLATERAL.  The Real Estate Collateral and the
     Receivables Collateral.

          COMMITMENT.  The Commitment Letter issued by Lender to
     Borrower dated June 20, 1997.

          COMMITMENT FEE.  $100,000 payable on the Closing Date.

          COMMON ELEMENTS. Common elements and limited common elements, as each is defined or provided for in the Timeshare Declaration or other Timeshare Documents.

          DEBTOR RELIEF LAWS. Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law, proceeding or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.

          DEED OF TRUST. The properly recorded, first priority deed of trust executed and delivered by Borrower in favor of Lender, as beneficiary, securing the Obligations of Borrower to Lender and encumbering all of the right, title and interest

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     of Borrower in the Property. Deed of Trust when used in the context of
     "Assigned Deed of Trust" shall have the meaning ascribed to the term Assigned Deed of Trust.

          DEFAULT. An event or condition the occurrence of which immediately is or, with a lapse of time or the giving or notice or both, becomes an Event of Default.

          DEFAULT RATE. Four (4) percentage points in excess of the Mortgage Loan Interest Rate and/or the Receivables Loan Interest Rate as applicable.

          DIVISION. The division of the Nevada Division of Real Estate having jurisdiction over the enforcement of violations of the Nevada timeshare statutes, regulations and rules.

          ELIGIBLE NOTES RECEIVABLE. Those Pledged Notes Receivable which satisfy each of the following criteria:

                    (i)  the Borrower shall be the sole payee;

                    (ii) it arises from a bona fide installment sale by Borrower of one or more fee simple timeshare Intervals;

                   (iii) the Interval sale from which it arises shall not have been cancelled by the Purchaser, and any statutory or other applicable cancellation or rescission period shall have expired and such Pledged Note Receivable shall otherwise be in compliance with this Agreement;

                    (iv) it is secured by a first lien priority Assigned Deed of
                         Trust on the purchased Interval and there shall have been issued to Lender or for Lender's benefit an American Land Title Association (ALTA) form of title insurance policy acceptable in form, scope and substance to Lender and its counsel which may be a blanket policy covering more than one Interval;

                    (v) it is generated from the sale of a fee simple timeshare Interval at the Property and the principal and interest payments on it are payable to the Borrower in United States Dollars;

                    (vi) payments of principal and, if applicable, interest on it are payable in equal monthly installments;



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                   (vii) it shall have an original term of no more than one
                         hundred twenty (120) months;

                  (viii) a cash down payment has been received from the
                         Purchaser or the maker in an amount equal to at least ten percent (10%) of the actual Purchase Price, net of all discounts, credits and adjustments in reduction of such Purchase Price, of each Interval and Purchaser shall have received no cash or other rebates of any kind; provided however, that in the case of a Note Receivable representing an upgrade or downgrade either a cash down payment shall have been received and/or the Purchaser shall have paid in principal reduction of the prior Note Receivable an aggregate amount equivalent to at least 10% of the Purchase Price of the present Interval;

                    (ix) no monthly installment is more than thirty (30) days
                         contractually past due at the time of an initial Advance in respect of such Eligible Note Receivable, or more than sixty one (61) days contractually past due at any time subsequent to the initial Advance;

                    (x) the weighted average interest rate on the entire assigned portfolio of Eligible Notes Receivable bearing interest rates greater than 0% against which Receivable Loan Advances are outstanding is at least 12.0% per annum and no greater than fifteen (15%) percent of the entire assigned portfolio of Eligible Notes Receivable against which Receivable Loan Advances are outstanding have interest rates of 0%;

                    (xi) Subject to Borrower's applicable reservation criteria, the Purchaser of an Interval has immediate access, for the timeshare "unit week" related to such purchase, to an Interval at the Property which Interval has been completed, developed, and furnished in accordance with the specifications provided in the Purchaser's purchase contract, public offering statement and other Timeshare Documents; and the Purchaser has, subject


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                         to the terms of the Timeshare Declaration, purchase
                         contract, public offering statement and other Timeshare Documents, complete and unrestricted access to an Interval; provided however, in connection with any Eligible Note Receivable initially pledged to Lender but as to which subsequent to such pledge Borrower has entered into an upgrade or downgrade of such Eligible Note Receivable such upgrade or downgrade shall continue to be an Eligible Note Receivable so long as such upgrade or downgrade is from or to the Property, or the Grand Flamingo Villas resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded in the Official Records of Clark County, Nevada on November 10, 1983 in Book 1832 as Document No. 1791580 and rerecorded on February 6, 1984 in Book 1871 as Document No. 1830906, or the Grand Flamingo Towers resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declarations of Timeshare Ownership Covenants, Conditions and Restrictions recorded in the Official Records of Clark County, Nevada on August 23, 1984 in Book 1978 as Document No. 1937487, or the Grand Flamingo Terraces resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Plan Ownership Covenants, Conditions and Restrictions recorded in the Official Records of Clark County, Nevada on December 12, 1989 in Book 891212 as Document No. 00188, Amended Declaration of Timeshare Ownership Covenants, Condition and Restrictions recorded in the Official Records of Clark County, Nevada on April 11, 1990 in Book 900411 as Document No. 00406 and Declaration of Annexation recorded in the Official Records of Clark County, Nevada on December 14, 1990 in Book 901214 as


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                         Document No. 00077, or the Grand Flamingo Winnick
                         resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded in the Official Records of Clark County, Nevada on March 19, 1993 in Book 930319 as Document No. 00051, or the Grand Flamingo Fountains resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Ownership recorded in the Official Records of Clark County, Nevada on May 26, 1993 in Book 930526 as Document No. 00566, or the Grand Flamingo Terraces Four resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded in the Official Records of Clark County,Nevada on August 17, 1995 in Book 950817 as Document No. 01139, or the Grand Flamingo Plaza resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Ownership recorded in the Official Records of Clark County, Nevada on May 23, 1997 in Book 970523 as Document No. 01649;

                   (xii) neither the Purchaser of the related Interval or any other maker of the Note Receivable is an Affiliate of, or related to, or employed by the Borrower or Guarantor;

                  (xiii) the Purchaser or other maker has no claim against
                         Borrower and no defense, set-off or counterclaim with respect to the Note Receivable;

                   (xiv) the maximum remaining principal balance of any such
                         Note Receivable shall not exceed $20,000.00 and the total maximum remaining principal balance of the Notes Receivable executed by any one Purchaser


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                         or other maker shall not exceed $20,000.00 in the
                         aggregate (or such greater amount as may be approved in writing in advance by Lender);

                   (xv)  it is executed by a U.S. resident;
                         provided, however, that no more than ten percent (10%) of the outstanding principal balance of all Eligible Notes Receivable shall at any time be comprised of Notes Receivable executed by non U.S. residents, and, to the extent such outstanding principal balance of such Notes Receivable exceeds such ten percent (10%), they shall not be considered Eligible Notes Receivable;

                   (xvi) the original of such Note Receivable has been endorsed to Lender and delivered to Lender as provided in this Agreement, and the terms thereof and all instruments related thereto shall comply in all respects with all applicable federal and state laws and the regulations promulgated thereunder;

                  (xvii) the timeshare Interval being financed or evidenced by such Note Receivable is not subject to any Lien which is not previously consented to in writing by Lender;

                 (xviii) the Purchaser has made at least two (2) scheduled
                         monthly payments under the Note Receivable; and

                   (xix) Lender has been provided with all credit application information furnished by such Purchaser, and Lender has the ability to perform a credit review and underwriting of such Purchaser at the cost of Lender.

          ENCUMBERED INTERVALS.  The Intervals subject to Assigned Deeds of
     Trust.

          ENVIRONMENTAL LAWS. The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended from time to time ("RCRA"), the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water



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     Act, the federal Safe Drinking Water Act, the federal Toxic Substances
     Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal Endangered Species Act, the federal Water Pollution Control Act and all applicable Nevada environmental laws, rules and regulations applicable to the Property, as all of the foregoing legislation may be amended from time to time, and any regulations promulgated pursuant to the foregoing; together with any similar local, state or federal laws, rules, ordinances or regulations enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal and/or transport of Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances which are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability or other tortious conduct, or any other federal, state or local statute, regulation, rule, policy, or determination pertaining to health, hygiene, the environment or environmental conditions.

          EXCHANGE COMPANY. Resort Condominiums International or another similar company approved by Lender.

          EVENT OF DEFAULT. Defined in Section 8.1 of this Agreement.

          FINANCIAL STATEMENTS. The tax returns, on a consolidated basis with Guarantor, statements of financial condition and statements of income and expense of the Borrower, and the related notes and schedules delivered by Borrower prior to the Closing Date and provided for in Section 4.1(l) of this Agreement; and the financial statements and reports of the Guarantor delivered to Lender prior to the Closing Date; and the monthly, quarterly and annual financial statements and reports required to be provided to Lender pursuant to Section 7.1(h) (i), (ii) and (iii) of this Agreement and pursuant to the Guaranty.

          FISCAL QUARTER. Defined in Section 7.1 (h)(iii) of this Agreement.

          FISCAL YEAR. Defined in Section 7.1 (h)(ii) of this Agreement.

          GAAP. Generally accepted accounting principles, applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in


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     the circumstances as of the date in question.

          GOVERNMENTAL AGENCY. Defined in Section 7.1(w) of this Agreement.

          GUARANTY. The Guaranty Agreement executed and delivered to Lender concurrently with this Agreement by the Guarantor.

          GUARANTOR. Mego Financial Corp., a New York corporation, which owns all of the issued and outstanding capital stock of Borrower.

          HAZARDOUS MATERIALS. "Hazardous substances," "hazardous waste" or "hazardous constituents," "toxic substances", or "solid waste", as defined in the Environmental Laws, and any other contaminant or any material, waste or substance which is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives, or radioactive materials.

          ILSA.  Defined in Section 6.13 of this Agreement.

          IMPROVEMENTS. All buildings, structures, recreational facilities and appurtenances now or hereafter located on the Property.

          INDEMNIFIED LENDER PARTIES. Defined in Section 7.1(w) of this
     Agreement.

          INITIAL RECEIVABLES LOAN ADVANCE. The first Receivables Loan Advance made by Lender to Borrower of proceeds of the Receivables Loan in accordance with the terms of this Agreement.

          INTERVAL. A "time share" as defined in Chapter 119A of the Nevada Revised Statutes sold to a Purchaser by delivery of a deed, being comprised of (i) an undivided fee title interest in the Grand Flamingo Suites or in the event of an upgrade or downgrade of an existing Eligible Note Receivable, the name of the relevant project resort shall be substituted for Grand Flamingo Suites in this definition for purposes of determining if such upgrade or downgrade qualifies as an Eligible Note Receivable; and
     (ii) the exclusive right to use and occupy an assigned Unit of a particular type and the common furnishings in such assigned Unit together with the nonexclusive right to use the common area, all for a specified use period as defined in the Timeshare Declaration and subject to the covenants, conditions and restrictions set forth in the Timeshare Declaration and any rules and regulations pursuant thereto.

          LIEN. Any interest in property securing an obligation owed to, or claim by, a Person other than the owner of such property, whether such interest arises in equity or is based

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     on common law, statute, or contract.

          LOAN. The Mortgage Loan and Receivables Loan to be advanced on the terms set forth in this Agreement and with an aggregate outstanding principal balance which may not exceed the Maximum Loan Amount.

          LOAN COSTS. All costs incurred by Lender in connection with the Loan, including without limitation, all taxes and assessments, exclusive of income, franchise and similar taxes, recording fees, title insurance premiums and other title charges, lock box and Lockbox Agent fees, custodial fees due to Lender under Section 3.8, Borrower's and lender's attorney's fees, document binding costs, appraisal fees, lien, judgment and litigation search costs, fees of architects, engineers, surveyors and any special consultants, brokers fees (except as otherwise specified herein), escrow fees, all travel and out-of-pocket expenses of Lender to conduct audits or inspections and wire transfer fees.

          LOAN DOCUMENTS. Collectively, this Agreement and the following documents and instruments listed below, as such agreements, documents, instruments or certificates may be amended, renewed, extended, restated or supplemented from time to time.

               (i)   This Agreement;

               (ii)  The Deed of Trust;

               (iii) The Guaranty;

               (vi) The Assignment of Notes Receivable and Deeds
                    of Trust;

               (v) UCC financing statements covering the Collateral, to be filed in all offices necessary to perfect the Lender's Liens in the Collateral; and

               (vi) Such other agreements, documents, instruments, certificates and materials as Lender may request to evidence the Obligations, to evidence and perfect the rights and Liens and security interests of Lender contemplated by the Loan Documents and to effectuate the transactions contemplated herein and to appoint the Lockbox Agent and implement the Lockbox Agreement.

          LOAN YEAR. The period from the Closing Date through the last day of the twelfth (12th) calendar month thereafter


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     and each twelve (12) month period thereafter.

          LOCKBOX AGENT. Bank of America or such other Person as is approved by Lender in writing to act as Lockbox Agent for the receipt of collections under the Pledged Notes Receivable.

          LOCKBOX AGREEMENT. A Lockbox Agreement between Borrower and Lender pursuant to which Lockbox Agent is to provide for the receipt of collections on the Pledged Notes Receivable and disbursement of such collections as directed by Lender and Borrower.

          MANDATORY PREPAYMENT. Any prepayment required by Section 2.6 of this Agreement.

          MATERIAL PARTY. Defined in Section 4.1(h) of this Agreement.

          MAXIMUM LOAN AMOUNT.  $10,000,000.00.

          MORTGAGE LOAN. An advance of $4,500,000 to be used for general working capital purposes and to pay for marketing and administrative expenses incurred in the marketing and sale of timeshare Intervals at the Property as is more particularly set forth in this Agreement.

          MORTGAGE LOAN INTEREST RATE. A variable rate, adjusted as of the first Business Day of each calendar month, equal to the sum of the Prime Rate as of the first Business Day of each calendar month, plus two and one quarter percent (2.25%) per annum calculated on the average daily balance outstanding during the month, on an actual days elapsed over a 360 day year basis.

          MORTGAGE LOAN MATURITY DATE. The last day of the third (3rd) Loan Year or if earlier, at such time, as one thousand five hundred (1500) Intervals have been sold to Purchasers after the Closing Date.

          NON UTILIZATION FEE. The fee referenced in Section 2.4(b).

          NOTE RECEIVABLE. A promissory note executed in favor of Borrower in connection with a Purchaser's acquisition of an Interval.

          OBLIGATIONS. All amounts due or becoming due to Lender in respect of the Loan or any of the Loan Documents, including principal, interest, prepayment premiums, Commitment Fee, Release Payments, Release Fees, Non-Utilization Fees, indemnity obligations, contributions, taxes, insurance, loan charges, custodial fees, attorneys' and paralegals' fees and



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     expenses and other fees or expenses incurred by Lender or advanced to or on behalf of Borrower by Lender pursuant to any of the Loan Documents, and the prompt and complete payment and performance by the Borrower, and by the Guarantor, jointly and severally, of all obligations, indebtedness and liabilities pursuant to this Agreement, any of the Loan Documents or otherwise, or any future loan agreements, notes or other agreements between Borrower or Guarantor and Lender, or by Borrower or Guarantor in favor of Lender. The term Obligations shall also include any damages incurred by Lender and any costs, fees and expenses of enforcement incurred by Lender in connection with the covenant contained in Section 7.1(y).

          OPERATING CONTRACTS. All contracts, agreements and arrangements relating to the operation of the Property, including without limitation, those related to utilities, maintenance, management, services, marketing and sales.

          PAYMENT AUTHORIZATION AGREEMENT. Pre-authorized electronic debit agreement by Purchaser for payment of a Note Receivable.

          PENSION REFORM ACT. Defined in Section 6.16 of this Agreement.

          PERSON. An individual, partnership, corporation, limited liability company, trust, unincorporated organization, other entity, or a government or agency or political subdivision thereof.

          PERMITTED EXCEPTIONS. Defined in Section 4.1(e)(vii) of this
     Agreement.

          PLEDGED NOTE RECEIVABLE. Any Note Receivable which at any time has been pledged to Lender by Borrower pursuant to this Agreement or any of the Loan Documents.

          PREPARER.  Defined in Section 13.15 of this Agreement.

          PRIME RATE. The highest prime rate of interest from time to time published in the eastern edition of the Wall Street Journal under the Money Rates Section.

          PROPERTY. The Borrower's interest in the real property more particularly described in Exhibit A hereto comprising the Grand Flamingo Suites, together with the Borrower's interest in all amenities, improvements and fixtures now or hereafter located thereon and all easements and other rights appurtenant thereto.

          PROPERTY CONTRACTS. Defined in Section 3.1(c) of this


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     Agreement.

          PURCHASE PRICE. The total purchase price of an Interval, as set forth in the Timeshare Documents relating to the purchase of such Interval.

          PURCHASER. Any Person who purchases one or more Intervals.

          REAL ESTATE COLLATERAL. Defined in Section 3.1 of this Agreement.

          RECEIVABLES COLLATERAL. Collectively, all now owned or hereafter acquired right, title and interest of the Borrower, in all of the following:

                    (i) Pledged Notes Receivable and all proceeds of or from them;

                    (ii) Assigned Deeds of Trust and all proceeds of or from
                         them;

                   (iii) All Encumbered Intervals together with all appurtenant rights and interests and easement, license and use rights in and to all Property facilities and amenities, as described and provided for in the Timeshare Declaration or other Timeshare Documents;

                    (iv) Documents, instruments, accounts, chattel paper, and
                         general intangibles relating to the Pledged Notes Receivable, the Assigned Deed of Trusts and the other Receivables Collateral;

                    (v) Furniture, furnishings and fixtures of every kind and description (and all improvements and accessions thereto) located in or on or used in connection with the Units and any Encumbered Interval;

                    (vi) Easements, leasehold interests (whether as lessor or
                         lessee), franchises, permits, approvals, licenses, facilities and amenities on, affecting or appurtenant to the Pledged Notes Receivable; and rights to occupy, use and enjoy any such facilities or amenities, and any such appurtenant Units or


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                         Encumbered Intervals;

                   (vii) Purchaser's interest, if any, in any management,
                         maintenance, marketing, sales, service, utility, security and other agreements or arrangements relating to the Pledged Notes Receivable, and any agreements guaranteeing the performance of any of them, and all related accounts and proceeds;

                  (viii) All rights in, to and under all Payment Authorization
                         Agreements signed and delivered by or on behalf of each Purchaser, and all accounts and proceeds relating thereto or deriving therefrom;

                    (ix) Extensions, additions, improvements, betterments,
                         renewals, substitutions and replacements of, for or to any of the Receivables Collateral, wherever located, together with the products, proceeds, issues, rents and profits thereof, and any replacements, additions or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Receivables Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Receivables Collateral to the extent that any of the foregoing relate to the Receivables Collateral; and

                    (x) All books, records, reports, computer tapes, disks and software relating to the Receivables Collateral.

          RECEIVABLES LOAN. A revolving loan facility in an amount not to exceed an aggregate outstanding balance of the lesser of (i) $10,000,000.00 less the principal balance of the Mortgage Loan, or (ii) the Borrowing Base, to be used to finance Note Receivables on the terms set forth in this Agreement.

          RECEIVABLES LOAN ADVANCE. A portion of the proceeds of the Receivables Loan advanced from time to time by Lender to Borrower in accordance with the terms of this Agreement.




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          RECEIVABLES LOAN INTEREST RATE. A variable rate, adjusted as of the first Business Day of each calendar month, equal to the sum of the Prime Rate as of the first Business Day of each calendar month, plus two percent (2.00%) per annum calculated on the average daily balance outstanding during the month, on an actual days elapsed over a 360 day year basis.

          RECEIVABLES LOAN MATURITY DATE. The last day of the sixth (6th) Loan Year.

          RECEIVABLES LOAN REVOLVING CREDIT PERIOD. A period of three calendar years from the Closing Date.

          RELEASE FEE. Defined in Section 2.5 of this Agreement.

          RELEASE PAYMENT. Defined in Section 2.5 of this Agreement.

          RESORT.  The real property described on Exhibit C.

          SECURITY. Shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

          STATE. The State of Nevada.

          SUBMISSIONS. Defined in Section 13.15 of this Agreement.

          TANGIBLE NET WORTH. The Tangible Net Worth of any Person shall mean, as of any date, (a) the amount of any capital stock, paid in capital and similar equity accounts plus (or minus in the case of a deficit) the capital surplus and retained earnings of such Person and the amount of any foreign currency translation adjustment account shown as a capital account of such Person, less (b) the net book value of all items of the following character which are included in the assets of such Person: (i) good will, including without limitation, the excess of cost over book value of any asset, (ii) organization or experimental expenses, (iii) unamortized debt discount and expense, (iv) patents, trademarks, trade names and copyrights,
     (v) treasury stock, (vi) deferred taxes and deferred charges, (vii) franchises, licenses and permits, and (viii) other assets which are deemed intangible assets under generally accepted accounting principles, provided, however, that, notwithstanding the foregoing, no deduction shall be made pursuant to clause (b) in respect of any asset presently shown on the statement of financial condition of Borrower as "Deferred Selling Expense" as determined in accordance with generally accepted accounting principles.

          Tenant Leases. Defined in Section 3.1(b) of this Agreement.

          TIMESHARE ACT. The Nevada Timeshare Act (Nevada Revised Statutes Chapter 119 A) or any successor thereto or replacement thereof, as the same may be amended from time to time and any rules and regulations promulgated thereunder.

          TIMESHARE DECLARATION. With respect to the Property, the Declaration of Covenants, Conditions and Restrictions for the Grand Flamingo Suites resort located in the metropolitan area of Las Vegas, Nevada which has been dedicated to timeshare ownership by Borrower pursuant to Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded in the Official Records of Clark County, Nevada on November 8, 1991 in Book 911108 as Document No. 00235.

          TIMESHARE DOCUMENTS. Defined in Section 5.2(c)(xv) of this Agreement.

          TIMESHARE OWNERS' ASSOCIATION. With respect to the Property, The Grand Flamingo Suites Owners Association, a Nevada non profit corporation.

          TITLE COMPANY. Defined in Section 4.1(e)(vii) of this Agreement.

          TITLE POLICY. Defined in Section 4.1(e)(vii) of this Agreement.

          RESPA. Defined in Section 6.13 of this Agreement.

          UNIT. One individual air space living unit in a building incorporated into the Property pursuant to the Timeshare Declaration.

          VOLUNTARY PREPAYMENT. Any voluntary prepayment of the Loan permitted to be made by the Borrower under the terms of this Agreement.


                                    SECTION 2

2.   LOAN

     2.1. LOAN.

     (a) GENERAL. Subject to the terms and conditions hereinafter set forth, Lender agrees to extend the Loan to Borrower.

     (b) MORTGAGE LOAN. Upon and subject to the conditions set forth in this Agreement, Lender shall advance to Borrower and Borrower shall borrow from Lender the Mortgage Loan in an amount of $4,500,000.00. The Mortgage Loan shall be disbursed to Borrower for general working capital purposes and to pay for marketing and administrative expenses incurred in the marketing and sale of timeshare Intervals at the Property as is more particularly set forth in this Agreement.

     (c) RECEIVABLES LOAN. Upon the terms and subject to the conditions set forth in this Agreement, Lender shall advance to Borrower, and Borrower may borrow, repay and reborrow, principal under the Receivables Loan in an amount not to exceed at any time the lesser of (i) the amount of the Borrowing Base, or
(ii) $10,000,000.00 less the amount outstanding under the Mortgage Loan. Lender shall have no obligation to make any further Receivables Loan Advances after the expiration of the Receivables Loan Revolving Credit Period.

     (d) TOTAL LOAN. Notwithstanding anything herein or elsewhere to the contrary, Borrower shall not be entitled to and Lender shall have no obligation to make any Advance which would cause the aggregate outstanding principal balance of the Loan (including the Mortgage Loan and the Receivable Loan) to exceed the Maximum Loan Amount.

    2.2. LOAN DOCUMENTS. The Loan Documents shall be satisfactory in form and substance to Lender and Lender's counsel. The Mortgage Loan and the Receivables Loan shall be evidenced by this Agreement and shall be governed by the terms contained herein. The Deed of Trust shall be a first and prior lien upon the Property, subject only to the Permitted Exceptions. The Guaranty shall be the absolute and unconditional guaranty of payment and performance of the Loan and all sums secured by or under the Loan Documents in favor of Lender, subject only to the limitations set forth therein.

     2.3. COMMITMENT FEE. Borrower agrees to pay the Commitment Fee on the Closing Date.

     2.4. INTEREST RATE AND NON-UTILIZATION FEE.

          (a) MORTGAGE LOAN. The average daily outstanding principal balance of the Mortgage Loan, will bear interest in arrears at a rate equal to the Mortgage Loan Interest Rate. The outstanding principal balance of the Mortgage Loan shall bear interest as of Lender's wiring of funds through its receipt of repayment of the Mortgage Loan (if received by Lender later than 12 noon, Eastern Time, then interest accrual shall be through, but not including, the next Business Day following such receipt). Immediately upon the occurrence of an Event of Default and after the Mortgage Loan Maturity Date (if the Mortgage Loan is not paid in full on or before the Mortgage Loan Maturity Date), at Lender's election in its discretion, the Mortgage Loan will bear interest at the Default Rate.

          (b) RECEIVABLES LOAN. The average daily outstanding principal balance of the Receivable Loan will bear interest in arrears at a rate equal to the Receivables Loan Interest Rate. The outstanding principal balance of the Receivables Loan shall bear interest as of Lender's wiring of funds through its receipt of repayment of the Receivables Loan (if received by Lender later than 12 noon, Eastern Time, then interest accrual shall be through, but not including, the next Business Day following such receipt). Immediately upon the occurrence of an Event of Default and after the Receivables Loan Maturity Date (if the Receivables Loan is not paid in full on or before the Receivables Loan Maturity Date), at Lender's election in its discretion, the Receivables Loan will bear interest at the Default Rate.

     In addition to interest, commencing on the ninetieth (90th) day after the Closing Date, Borrower shall pay to Lender, in arrears, a Non-Utilization Fee in an amount equal to 0.25% per annum multiplied by the difference between $5,500,000 and the average outstanding balance of the Receivables Loan during the prior calendar month.

     2.5. PAYMENTS.

          (a) MORTGAGE LOAN. The Borrower agrees punctually to pay or cause to be paid to the Lender all principal and interest due under the Mortgage Loan or in respect of the Mortgage Loan. The Borrower shall make the following payments on the Mortgage Loan:

               (i) INTEREST. Interest only on the outstanding principal balance of the Mortgage Loan for the preceding calendar month shall be payable monthly on the fifth day of each calendar month, commencing on the fifth day of September, 1997 (which payment shall also include any interest due for July, 1997) at the Mortgage Loan Interest Rate.

               (ii) PRINCIPAL.

                    (A) The entire outstanding principal balance of the Mortgage Loan, all accrued and unpaid interest thereon and all other sums due in connection therewith shall be payable in full, if not earlier paid pursuant to the terms hereof and of the Loan Documents, on the Mortgage Loan Maturity Date.

                    (B) In addition to all other payments required herein, during such time as there is any outstanding principal balance due under the Mortgage Loan, upon the sale of each Interval, Borrower must make a principal reduction payment on the Mortgage Loan in an amount equal to the greater of (i) 25% of the Interval sales price or (ii) $3,000 (each, a "RELEASE PAYMENT", and collectively, the "RELEASE PAYMENTS"). In addition to paying to Lender such Release Payments, upon the sale of each Interval, during such time as there is any outstanding principal balance due under the Mortgage Loan, Borrower shall also pay to Lender, as a fee and not in reduction of principal on the Mortgage Loan, a release fee ("RELEASE FEE") in the amount of $25.00.

                 (C) In addition to the Release Payments, Borrower shall, on November 1, 1997, make a principal payment to Lender in an amount equal to the difference between (w) Three Hundred Seventy Five Thousand ($375,000) Dollars less (x) the sum of all Release Payments made to Lender during the period from the Closing Date through October 31, 1997; and on the first day of each third month thereafter (each February 1, May 1, August 1 and November 1) make a payment in the amount of the difference between (y) Three Hundred Seventy Five Thousand ($375,000) Dollars multiplied by the number of quarterly periods having expired since October 31, 1997 plus one less (z) the sum of all Release Payments made to Lender since the Closing Date, if such differences are positive numbers.

               (iii) FINAL PAYMENT. The entire outstanding principal amount of the Mortgage Loan together with any and all other Obligations related to the Mortgage Loan (exclusive of the Receivables Loan and any Obligations related solely thereto) shall be paid in full by not later than the Mortgage Loan Maturity Date.


               (iv) LATE FEE. The Borrower agrees that a late fee, in the amount of 5% of the amount unpaid, may be charged by Lender should Borrower fail to punctually pay or cause to be paid to the Lender any principal or interest due under the Mortgage Loan within five (5) days of the date that any such sum is due. Any unpaid amount representing late fees shall become part of the Obligations.

          (b) RECEIVABLES LOAN. The Borrower agrees punctually to pay or cause to be paid to the Lender all principal and interest due under the Receivables Loan together with any Non-Utilization Fee due. The Borrower shall make the following payments on the Receivables Loan:

               (i) MONTHLY PAYMENTS. The Borrower shall direct or otherwise cause all makers of all Pledged Notes Receivable to pay all monies due thereunder to a post office box agreed to between Borrower and Lender and as to which Lockbox Agent shall have the exclusive right to withdraw funds and distribute same in accordance with the Lockbox Agreement. One hundred percent (100%) of the cleared funds collected from the Pledged Notes Receivable received by Lender will be applied by Lender in the following order: (A) to the payment of costs or expenses incurred by Lender pursuant to this Agreement in creating, maintaining, protecting or enforcing its Liens in and to the Collateral, in acting as custodian of the Collateral and in collecting any other fees (including late fees including but not limited to the custodial fees set forth in Section 3.8 hereof), expenses or amounts due to Lender in connection with the Loan; (B) to any interest accrued on the Receivables Loan at the Default Rate, if applicable and to any Non-Utilization Fee due; (C) to the payment of accrued and unpaid interest at the Receivables Loan Interest Rate; (D) to the reduction of the principal balance of the Receivables Loan and (E) to the payment of interest and principal on the Mortgage Loan. If the amount of the funds received by Lender from collections under the Pledged Notes Receivable in any month is insufficient to pay in full the amounts provided for in clauses (A), (B), and (C) of the preceding sentence for such month, without notice or demand after receipt by Borrower of the monthly accounting provided for in (ii) below, Borrower shall pay the difference to Lender on or before the last day of the month following the interest accrual. In the event Borrower receives any payments on any of the Pledged Notes Receivable directly from or on behalf of the maker or makers thereof, Borrower shall receive all such payments in trust for the sole and exclusive benefit of Lender; and Borrower shall deliver to Lender all such payments (in the form so received by Borrower) as and when received by Borrower.

               (ii) MONTHLY ACCOUNTING. Lender agrees to render to Borrower an accounting during each month showing the accrual of interest and charges to the Obligations and showing the payments of interest and principal received and further indicating if any deficiency exists which is to be paid by Borrower.

               (iii) FINAL PAYMENT. The entire outstanding principal amount of the Receivables Loan together with all other Obligations then outstanding shall be paid in full by not later than the Receivables Loan Maturity Date.

     2.6. PREPAYMENTS.

          (a) MORTGAGE LOAN. Except as set forth in Section 2.5(a) above, Borrower may not prepay the Mortgage Loan, in whole or in part, at any time without the payment of the difference between (i) $30,240 and (ii) the amount of Release Fees paid by Borrower to Lender through the date of such prepayment without the prior written approval of Lender.

               (b) RECEIVABLES LOAN.

               (i) VOLUNTARY PREPAYMENTS. Subject to the terms of this Agreement, and to the payment of the applicable premium set forth in Subsection
(iii) below, Borrower may prepay the Receivables Loan, in whole but not in part (except that partial prepayments shall be allowed in connection with bulk sales of Eligible Notes Receivable after the first Loan Year), at any time, after first providing Lender with thirty (30) days prior written notice. Any such prepayment must include the principal amount being prepaid, accrued but unpaid interest and all other then due Obligations, including any applicable prepayment premium provided in Subsection (iii) below.

               (ii) MANDATORY PREPAYMENTS. If at any time and for any reason, the outstanding unpaid principal balance of the Receivables Loan shall exceed the aggregate amount of the Borrowing Base, then, within two (2) Business Days following Borrower's receipt of telecopied notice from Lender of the occurrence of such excess over the Borrowing Base or, absent such telecopied notice, within five (5) days after the end of the calendar month in which such excess occurred, Borrower shall either (A) prepay the principal balance of the Receivables Loan in an amount equal to the difference between the aggregate principal amount of the Receivables Loan and the amount of the Borrowing Base, or (B) increase the aggregate principal amount of Eligible Note Receivables pledged to Lender so that the amount of Borrowing Base equals or exceeds the aggregate outstanding principal amount of the Receivables Loan. The pledge and delivery to Lender of additional Eligible Notes Receivable shall comply with the document delivery and recordation requirements set forth in Section 5.2(b) of this Agreement and shall be accompanied by a written certification of the Borrower to the effect that such additional Pledged Notes Receivable are Eligible Notes Receivable, and that, giving effect to the pledge to Lender of such Eligible Note Receivable, the outstanding unpaid principal balance of the Receivables Loan is equal to or less than the aggregate amount of the Borrowing Base. If Borrower elects to prepay the excess principal balance of the Receivables Loan pursuant to this
Section 2.6(b)(ii)(A) above, no prepayment premium shall be payable in connection with such prepayment.

               (iii) PREMIUMS. Any prepayment of the Receivables Loan pursuant to Section 2.6(b)(i) above must be accompanied by a prepayment premium calculated, as of immediately prior to such prepayment, as follows:

     Date of Prepayment       Premium
     ------------------       -------
     Within the First         Three percent (3%) of the then outstanding balance
     Loan Year                of the Receivables Loan.


     Within the Second        Two percent (2%) of the then outstanding balance
     Loan Year                of the Receivables Loan; provided however, in the
                              event of a prepayment resulting from a bulk
                              sale of Eligible Notes Receivable no prepayment
                              premium shall be due, but, in lieu of such
                              premium, an exit fee of one (1%) percent of the
                              amount of such prepayment shall be due with
                              respect to the principal

                              amount of the Eligible Notes Receivable subject to such bulk sale provided that Lender has been given the first right of refusal to effect such purchase for a period of twenty (20) days after written notification from Borrower to Lender and Lender has not agreed to purchase such Eligible Notes Receivable within such twenty (20) day period or has failed to consummate such purchase within sixty (60) days of the expiration of the initial notification period.

     Within the Third         One percent (1%) of the then outstanding balance
     Loan Year                of the Receivables Loan; provided however, in the
                              event of a prepayment resulting from a bulk sale of Eligible Notes Receivable no prepayment premium shall be due, but, in lieu of such premium, an exit fee of one (1%) percent of the amount of such prepayment shall be due with respect to the principal amount of the Eligible Notes Receivable subject to such bulk sale provided that Lender has been given the first right of refusal to effect such purchase for a period of twenty (20) days after written notification from Borrower to Lender and Lender has not agreed to purchase such Eligible Notes Receivable within such twenty (20) day period or has failed to consummate such purchase within sixty (60) days of the expiration of the initial notification period.


     After the Third          Zero (0).
     Loan Year

No prepayment premium shall be payable in connection with any prepayment of the principal balance of the Receivables Loan which arises from the normal monthly payments, made in the ordinary course by Purchasers or the prepayment of one or more Eligible Notes Receivable by its maker or makers in full or in part. No prepayment premium or exit fee shall be payable in the event that Lender engages in a bulk purchase of Eligible Notes Receivable from

Borrower.

In the event that Lender shall initially agree to purchase, in bulk, Eligible Notes Receivable within the twenty (20) day period described above and Lender fails to consummate such purchase within sixty (60) days of the expiration of the initial notification by Lender of its agreement to purchase such bulk Eligible Notes Receivables, due solely to and wholly as a result of the fault of Lender, Borrower may then sell such Eligible Notes Receivables in bulk on the same or better terms to another party without the obligation to pay an exit fee.

                                    SECTION 3
3.   COLLATERAL

     3.1. REAL ESTATE COLLATERAL. To secure the payment and performance of the Obligations for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender a continuing first priority lien and security interest in the following collateral (collectively, the "Real Estate Collateral"):

          (a) The Deed of Trust constituting a first lien in and to Borrower's fee simple interest in the Property.

          (b) An absolute and unconditional primary assignment of all: (i) leases, subleases, licenses, concessions, entry fees or other agreements which grant a possessory interest in and to, or the right to use the Property or any portion thereof now in existence or which may come into existence hereafter (the "Tenant Leases"); and (ii) rents, revenues, income, proceeds, royalties, profits, deposits and other benefits payable for using, leasing, licensing, possessing, operating from or in or otherwise enjoying the Property pursuant to any of the Tenant Leases together with any damages and insurance and condemnation proceeds in respect thereof. Tenant Leases shall not include any contracts for sale of the Intervals or any receivables arising therefrom.

          (c) An assignment of all of Borrower's rights in and to all licenses, permits, approvals, authorizations, consents and other agreements and orders pertaining to the Property or the use, occupancy, maintenance or enjoyment of the Property, including, but not limited to, utility contracts, maintenance agreements, management agreements, marketing, sales and service contracts, and any agreements or arrangements guaranteeing the performance of the obligations contained in any of the foregoing agreements or relating to the Property (collectively, the "Property Contracts"), and in and to all related accounts and proceeds and all deposits, letters of credit or other property pledged or delivered pursuant thereto.

          (d) A first lien priority security interest in all of Borrower's interest in all inventory, supplies, accounts, chattel paper and general intangibles (except for receivables arising from the sale of Intervals) at any time located at, arising out of the use of and/or used or useful in connection with the operation of any of the Property, subject to appropriate non-disturbance language acceptable to Lender relating to common area equipment, fixtures and furniture.

          (e) A first priority security interest in all of Borrower's interest in all furniture, appliances, furnishings, machinery, plumbing, heating, ventilating, air conditioning systems, fixtures and equipment, owned or hereafter acquired by Borrower, used or useful in connection with, and/or placed or to be placed on or under the Property.

          (f) All proceeds of the Real Estate Collateral.

     3.2. RECEIVABLES COLLATERAL. To secure the payment and performance of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender a continuing first priority security interest in and to the Receivables Collateral.

     3.3. SECURITY INTEREST IN ALL PLEDGED NOTES RECEIVABLE. Notwithstanding that the Lender may be obligated, subject to the conditions of the Loan Documents, to make Receivables Loan Advances only in respect of Eligible Notes Receivable, Lender shall have a continuing security interest in all of the Pledged Notes Receivable, and may collect all payments made under or in respect of all Pledged Notes Receivable, including Eligible Notes Receivable that may become ineligible, until any of the same may be released by Lender, if at all, pursuant to Section 13.11 below.

     3.4. GUARANTY. As further security for the Obligations, Borrower shall cause to be executed and delivered to Lender the unconditional Guaranty of the Guarantor. The liability of the Guarantor under its Guaranty shall be limited as set forth in the Guaranty.

     3.5. FINANCING STATEMENTS. Borrower agrees, at its own expense, to execute the financing statements provided for by the Code together with any and all other instruments or documents and take such other action as may be required to perfect and to continue the perfection of Lender's liens and security interests in the Collateral and, unless prohibited by law, Borrower hereby authorizes Lender to execute and file any such financing statements as other instruments or documents on the Borrower's behalf.

     3.6. LOCATION OF COLLATERAL. All tangible Collateral (other than Collateral delivered to Lender) which is personal property is to remain, at all times, on or at the Resort and the Borrower may not transfer the Collateral from the Resort without the prior written approval of Lender. Notwithstanding anything to the contrary contained in this Section 3.6, Borrower or the Timeshare Owners' Association may remove or replace any tangible Collateral if any item thereof is no longer needed for the operation of the Resort and is of no material value to Borrower or to the Resort or if such Collateral is replaced by or with Collateral of equivalent value.

     3.7. INSURANCE AND PROTECTION OF COLLATERAL. Borrower agrees to maintain and pay for insurance upon all Collateral wherever located (whether in storage or in transit) covering risks in such amounts and with such insurance companies as is provided in Section 7.1(d) hereof. To the extent any casualty insurance coverage required under this Agreement with respect to the Property is provided by the Timeshare Owners' Association, and to the extent any portion of the Collateral is covered by such insurance, with respect to such portion of the Collateral only, the Borrower's obligation under this Section 3.7 to maintain casualty insurance coverage shall be deemed satisfied.

     3.8. PROTECTION OF COLLATERAL; REIMBURSEMENT. The portion of the Collateral consisting of (i) the original Pledged Notes Receivable, (ii) the original Assigned Deeds of Trusts, (iii) the original purchase contracts (including addendum) related to such Pledged Notes Receivable and Assigned Deeds of Trusts, and (iv) originals or true copies of the related truth-in-lending disclosure, loan application, grant, bargain and sale deed, and if required by Lender, the related Purchaser's acknowledgement, receipt, payment authorization agreement and the Exchange Company application and disclosures, shall, unless directed otherwise be delivered at Borrower's expense to the Lender at its Stamford, Vermont office, and held in Lender's possession and control until the Obligations are fully satisfied. The portion of the Collateral delivered to Lender as described above shall be segregated by Lender and stored in a fire-resistant filing cabinet. Borrower and the Guarantor agree that such storage is and shall be deemed to constitute reasonable care by Lender with respect to such Collateral, provided that Lender uses the same type of storage and undertakes the same degree of care with respect to the Collateral as it uses and undertakes with respect to its own notes and property and the notes, property and collateral of other borrowers which it retains in its possession. All insurance expenses and all expenses of protecting the Collateral, including without limitation, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, intangibles, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by the Borrower. If the Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agrees promptly to reimburse Lender therefor with interest accruing thereon daily at the Default Rate. All sums so paid or incurred by Lender for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including attorneys' and paralegals' fees, legal expenses and court costs) which the Lender may incur in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Loan Document or in respect to any of the transactions to be had hereunder or thereunder, until paid by the Borrower to Lender with interest at the Default Rate, shall be included among the Obligations, and, as such, shall be secured by all of the Collateral.

          Provided that Lender retains the original Pledged Notes Receivable and Assigned Deeds of Trust, and originals or copies of the related Timeshare Documents delivered to it as listed above, in a fire-resistant filing cabinet and otherwise as provided above, Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, Lockbox Agent or any other Person whomsoever.

          Lender represents to Borrower that at the present time, neither the Commonwealth of Massachusetts nor the State of Vermont impose an intangibles tax or similar tax on assets or property held by a lender as collateral but that in the event that either state enacts legislation or imposes such a levy, which would have the impact of charging Borrower a fee, tax or levy as a result of Lender's retention of the Collateral in the State of Vermont, Lender will, upon Borrower's written request, remove the Collateral from the State of Vermont to another jurisdiction to avoid the charging or imposition of such fee, tax or levy upon Borrower and the Collateral.

          Borrower agrees, in consideration of Lender agreeing to hold the Collateral, to pay to Lender as a custodial fee, at the time initial pledge of each Note Receivable (whether at the time of an Advance, replacement for a Note which fails to remain an Eligible Note Receivable, or a Note Receivable resulting from an upgrade or a downgrade) a fee of $10.00 for each Note Receivable pledged to Lender.

          All of the above custodial fees shall be Loan Costs and Lender is authorized to deduct same from any cash proceeds received from the Lockbox Agent in accordance with Section 2.5(b)(i)(A) above.

     3.9. Cross-Collateral. The Collateral shall secure all of the Obligations, including those related to the Mortgage Loan and those related to the Receivables Loan.

                                    SECTION 4

4.   CONDITIONS PRECEDENT TO THE CLOSING

     4.1. CONDITIONS PRECEDENT. The obligation of Lender to enter into this Agreement and to fund any Advance hereunder, shall be subject to the satisfaction of each of the conditions precedent set forth in the Commitment or in any other communications from Lender, in addition to all of the conditions precedent set forth elsewhere in the Loan Documents and to all of the following conditions:

          (a) OPINIONS OF COUNSEL. Lender shall have received from counsel for the Borrower and Guarantor licensed in the States of Nevada and New York and reasonably acceptable to Lender, closing opinions in form and substance satisfactory to Lender dated as of the Closing Date, covering such items as may be required by Lender, including without limitation, that the Loan Documents are valid, binding and enforceable in accordance with their terms and that they do not violate any applicable usury laws or other laws, that, to the best of their knowledge, the Property and its intended use comply with all timeshare and other applicable laws and that, to the best of their knowledge, the Borrower, the Guarantor and the Property are in compliance with all applicable laws and that the Notes Receivable and all documentation related to such Notes Receivable comply in all material respects with all applicable consumer and disclosure laws, rules and regulations of any applicable local, state or federal authority including but not limited to Truth in Lending and Regulation Z of the Federal Reserve Board.

          (b) REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations and warranties contained in the Loan Documents and in any certificates delivered to Lender in connection with the closing shall be true and correct in all material respects, and all covenants and agreements to have been complied with and performed by Borrower and Guarantor shall have been fully complied with and performed to the satisfaction of Lender.

          (c) NO PROHIBITIONS. Neither Borrower nor Guarantor shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of this Agreement, the Loan Documents or the Commitment.

          (d) CLOSING CERTIFICATES. Lender shall have received certificates, in form satisfactory to it, dated as of the Closing Date and signed by the Borrower and Guarantor respectively, certifying that the conditions specified in Sections 4.1(b) and (c) have been fulfilled.

          (e) BACKGROUND DOCUMENTS. Borrower shall have delivered to Lender and Lender shall have approved each of the following (collectively, the "Background Documents"):

                    (i) CORPORATE DOCUMENTS. Copies of the Articles of Incorporation stamped by the Secretary of State of Nevada and New York, and the By-Laws of the Borrower and Guarantor and any amendments thereto, all certified to be true and complete by the Secretary of each of Borrower and Guarantor.

                    (ii) GOOD STANDING CERTIFICATES. Current good standing certificates issued by the Secretary of State of Nevada in respect of Borrower, and New York in respect of Guarantor.

                    (iii) RESOLUTIONS. The resolutions of the board of directors of the Borrower and the Guarantor and all other necessary resolutions and consents of Borrower or Guarantor, authorizing the execution of all Loan Documents to which they are a party and authorizing performance of all obligations thereunder.

                    (iv) BORROWER'S AFFIDAVIT. If required by the Title Company (as hereafter defined), Borrower's Affidavit, in form and content sufficient to permit the Title Company to delete any exception for parties in possession, matters of survey, mechanics' or materialmen's liens, the gap period, and taxes and assessments which are due and payable.

                    (v) SURVEY. One (1) original copy of a perimeter survey dated, satisfactory to Lender and prepared by a licensed surveyor satisfactory to Lender and the Title Company in accordance with Lender's requirements, of the Property, showing the location and dimensions of all Improvements thereon and indicating the routes of ingress and egress for public access to the Property, all utility lines, walks, drives, recorded or visible easements and rights-of-way on the Property, and showing that there are no encroachments, improvements, projections or unacceptable easements (recorded or unrecorded) on the property lines. The survey shall certify the acreage of the Property and shall indicate whether the Property is located within any flood hazard area. The survey must be prepared in accordance with the standards set forth by ALTA, any and all Nevada state surveyors' bureaus or associations and any and all regulations or applicable local, state and federal law and must be certified to Lender and the Title Company. The surveyor's certificate placed on the survey shall include a statement that said survey locates any and all items set forth as exceptions in the Title Policy as Lender may require, shall satisfy all of the survey requirements in the Commitment, and shall include any other requirements of Lender and the Title Company.

                    (vi) ENVIRONMENTAL REPORT. A phase I environmental survey covering the Property satisfactory to Lender.

                    (vii) DEED OF TRUST TITLE INSURANCE COMMITMENT AND POLICY. A commitment to issue a 1992 ALTA extended coverage mortgagee's policy of title insurance (the "Title Policy") underwritten by a title company acceptable to Lender (the "Title Company"), in an amount at least equal to $4,500,000.00 and insuring that the Deed of Trust creates a first lien in and to the Property without exception for filed and unfiled mechanics liens and claims or for matters which an accurate survey would disclose, subject to Liens being contested as permitted by this Agreement, immaterial easements, taxes not yet due and payable and such exceptions and conditions to title as Lender shall approve in writing (the foregoing taxes, Liens, easements, exceptions and conditions being referred to as the "Permitted Exceptions"). Such Title Policy shall contain such affirmative coverage as Lender deems necessary, including but not limited to an affirmative statement that the Title Policy insures Lender against all mechanics' and materialmen's liens and shall contain endorsements in form and content acceptable to Lender: (A) insuring against matters which would be disclosed on an accurate survey; (B) insuring that no building restriction or similar exception to title disclosed on the Title Policy has been violated and that any violation thereof would not create or result in any reversion, reverter or forfeiture of title; (C) a zoning endorsement in the form typically issued in the State of Nevada.

          (f) EVIDENCE OF INSURANCE. Lender shall have received evidence satisfactory to Lender that Borrower has obtained and is maintaining all policies of insurance required by and in accordance with Section 7.1(d).

          (g) APPLICABLE LAWS AND APPROVALS. Lender shall have received evidence satisfactory to Lender that all existing and contemplated improvements are and will be in compliance with all applicable zoning, building and other laws in connection with the existence and operation of the Property and the sale, use, marketing and occupancy of the Intervals and that Borrower has obtained and maintains all necessary approvals, for its operation of the Property including but not limited to all necessary timeshare operating and sales approvals and registrations.

          (h) LITIGATION. Other than those particular matters described in Exhibit B, there shall be no bankruptcy, foreclosure action or other material litigation or judgments pending or outstanding against the Property, the Units, any portion of the Collateral, the Borrower, Guarantor or the managing agent for the Property (each a "Material Party"). The term "other material litigation" as used herein shall not include matters in which (i) a Material Party is plaintiff and no counterclaim is pending or (ii) Lender determines, in its reasonable discretion, that such litigation is immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. Lender shall have obtained an independent search, at Borrower's expense, confirming that no such bankruptcy, foreclosure action or other material litigation or judgment exists.

          (i) LOAN DOCUMENTS. On or prior to the Closing Date, Borrower shall execute and deliver (or cause to be executed and delivered, as the case may be) to Lender, all of the Loan Documents.

          (j) UCC/OTHER SEARCHES. Lender shall have obtained such searches of the applicable public records as it deems necessary under Nevada and other applicable law to verify that it has a first and prior perfected Lien and security interest covering all of the Collateral, except as otherwise provided herein. Lender shall not be obligated to fund any Advance if Lender determines that it does not have a first and prior perfected lien and security interest covering any portion of the Collateral, except as otherwise provided herein.

          (k) TAXES AND ASSESSMENTS. Lender shall have received evidence satisfactory to it that, except as noted on Exhibit D, all taxes and assessments owed by or for which Borrower or the Timeshare Owners' Association are responsible for collection have been paid, or will be paid out of closing proceeds, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangibles taxes, real property taxes, income taxes, and any assessments related to the Property. Lender shall have also received information satisfactory to Lender disclosing the tax identification numbers, tax rates, estimated tax values, assessment ratios and estimated assessment values or amounts with respect to the Property and as to the identities of the taxing authorities having jurisdiction over the Property and the instrumentalities and entities having the power and jurisdiction to impose assessments against the Property.

          (l) FINANCIAL STATEMENTS. Lender shall have received and approved the Financial Statements required pursuant to the Commitment to be delivered to Lender, or otherwise required by Lender, for Borrower and Guarantor, all in form and substance satisfactory to Lender.

          (m) PRECLOSING INSPECTIONS. Lender shall have conducted and approved due diligence investigations satisfactory to Lender, of the Borrower, the Guarantor and the Property.

          (n) PROCEEDINGS SATISFACTORY. All actions taken in connection with the execution or delivery of the Loan Documents, and compliance with closing conditions and all documents and papers relating thereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel.

          (o) EXPENSES. The Borrower shall have paid all fees and expenses required to be paid prior to or at closing pursuant to this Agreement.

          (p) OPERATING BUDGETS AND MISCELLANEOUS. The Borrower shall have furnished an annual detailed operating budget for the Resort in form satisfactory to Lender and Borrower shall furnish and comply with such other matters, insurance or documents as Lender shall require.

                                    SECTION 5
5.   FUNDING PROCEDURES

     5.1. FUNDING PROCEDURE-MORTGAGE LOAN. Upon compliance by Borrower with all of the conditions contained in this Agreement applicable to the Mortgage Loan, Lender shall on the Closing Date fund the Mortgage Loan.

     5.2. FUNDING PROCEDURE-RECEIVABLES LOAN. The obligation of Lender to make any Receivables Loan Advance, including the Initial Receivables Loan Advance, shall be subject to the satisfaction of all of the following conditions precedent:

          (a) REQUESTS FOR ADVANCES. Each request for a Receivables Loan Advance shall:

                    (i) be in writing and shall certify the amount of the then-current Borrowing Base, specify the principal amount of the Receivables Loan Advance requested and designate the account to which the proceeds of such Receivables Loan Advance are to be transferred;

                    (ii) state that, except as noted in such request, the representations and warranties of the Borrower contained in this Agreement and any closing or funding related certifications are true and correct as of the date of the request, and after giving effect to the making of such requested Receivables Loan Advance, will be true and correct as of the date on which the requested Receivables Loan Advance is to be made; provided that Lender shall have no obligation to fund any request for an advance if Lender determines, in its reasonable discretion, that such changes as noted in the request for advance are material and affect adversely Lender's credit underwriting of Borrower.

                    (iii) state that no Default or Event of Default exists as of the date of the request and, after giving effect to the making of such requested Receivables Loan Advance, no Default or Event of Default would exist as of the date on which the requested Receivables Loan Advance is to be made;

                    (iv) be delivered to the office of Lender at least five (5) Business Days prior to the date of the requested Receivables Loan Advance and contain a schedule setting forth all Notes Receivable intended to be pledged and delivered to Lender with the actual delivery of such Notes Receivable with all applicable endorsements and assignments being delivered not less than three (3) Business Days prior to the date of the Receivables Loan Advance;

                    (v) be signed by a principal financial officer of the Borrower;

                    (vi) certify that the Borrower has no knowledge of any asserted or threatened defense, offset, counterclaim, discount or allowance in respect of each Note Receivable to be pledged in connection with such requested Receivables Loan Advance, or in respect of any of the Pledged Notes Receivable;

                    (vii) contain an aging report of the Pledged Notes Receivable; identifying, among other things, which among them are Eligible Notes Receivable; and

                    (viii) contain a delinquency report which shall be in form and substance satisfactory to the Lender and shall show which of such Notes Receivable is delinquent and the duration of such delinquency, and which of such Pledged Notes Receivable is not an Eligible Note Receivable;

          (b) LOAN DOCUMENTS/COLLATERAL. Not less than three (3) Business Days prior to the date of any Receivables Loan Advance, the Borrower shall have:

                    (i) delivered to Lender a current aging report for all Pledged Notes Receivable and a list of all Eligible Notes Receivable and related Assigned Deeds of Trust which are to be the subject of such requested Receivables Loan Advance, indicating the unpaid principal balance owing on each of the Pledged Notes Receivable deemed to be an Eligible Note Receivable, together with such additional information as Lender may reasonably require;

                    (ii) delivered to Lender (or, if Lender shall so instruct, a designee appointed by Lender in writing) (A) the original of each Pledged Note Receivable (duly endorsed with the words "Pay to the order of Litchfield Financial Corporation with recourse"), (B) the original of each Assigned Deed of Trust securing such Pledged Notes Receivable, (C) the original of each purchase contract (including addenda) relating to the Pledged Notes Receivable and Assigned Deeds of Trust, and (D) originals or true copies of the related truth-in-lending disclosures, loan application, grant, bargain and sale deed, Payment Authorization Agreement, if one exists, and, if required by Lender, the related Purchaser's acknowledgement, receipt by Purchaser of the Public Offering Statement and Exchange Company application, disclosures and materials;

                    (iii) delivered to Lender a recorded Assignment of Notes Receivable and Deed of Trusts assigning to Lender all of the Borrower's right, title and interest in and to each such Pledged Note Receivable and the related Assigned Deed of Trust; and

                    (iv) delivered to Lender, with respect to each Encumbered Interval, a mortgagee's title insurance policy showing that the Assigned Deed of Trust in respect of such Interval has been assigned to Lender and insuring in favor of Lender the first priority lien of such Assigned Deed of Trust in the original principal amount of the Pledged Note Receivable secured thereby and containing such other affirmative insurance endorsements as Lender may reasonably require. The condition of title must be satisfactory to Lender in all respects.

          The Assigned Deed of Trust and the applicable Assignment of Notes Receivable and Deed of Trusts shall each have been duly recorded in the land records of Clark County, Nevada. The mortgagee's title insurance policies shall be in form and substance reasonably satisfactory to Lender and shall be issued by the Title Company, and name Lender as the insured party therein. The funding of the requested Receivables Loan Advance, delivery of the documentation related to the Pledged Notes Receivable and issuance of the title insurance policy, and recording of the applicable Assignment of Notes Receivable and Assigned Deeds of Trust or any releases may, in Lender's discretion, be effected by way of an escrow or other arrangement with the Title Company or other fiduciary, the form and substance of which shall be satisfactory to Lender.

     If the Title Company fails to deliver the documentation related to the Pledged Notes Receivable or issue the title insurance policies within the time periods required by Lender. Lender shall have no obligation to make further Receivables Loan Advances hereunder unless such failure has been cured to Lender's satisfaction.

          (c) OTHER CONDITIONS. In addition to the other conditions set forth in this Agreement, the making of the Initial Receivables Loan Advance or any requested Receivables Loan Advance shall be subject to the satisfaction of the following conditions:

                    (i) no Default or Event of Default shall exist immediately prior to the making of such requested Advance or, after giving effect thereto, immediately after the making of such requested Receivables Loan Advance.

                    (ii) each agreement required to have been executed and delivered in connection with any prior Receivables Loan Advance shall be consistent with the terms of this Agreement and shall be in full force and effect.

                    (iii) the date on which such requested Receivables Loan Advance is to be made shall be a Business Day.

                    (iv) Borrower shall have delivered to Lender a certification showing the dollar amount of the requested Receivables Loan Advance based on the Eligible Notes Receivable pledged to Lender, and the Notes Receivable being pledged contemporaneously with each requested Advance.

                    (v) not more than two (2) Receivables Loan Advances shall have previously been made in the same calendar month in which such requested Receivables Loan Advance is to be made, unless Lender, in its discretion, agrees to make additional Receivables Loan Advances during such calendar month.

                    (vi) such requested Receivables Loan Advance shall be in a principal amount of not less than $50,000.00, unless Lender, in its discretion, agrees to make a Receivables Loan Advance in an amount less than $50,000.00.

                    (vii) Lender shall have determined that the requested Receivables Loan Advance, when added to the aggregate outstanding principal amount of all previous Receivables Loan Advances, if any, does not exceed the total amount of the Borrowing Base, based on the Eligible Notes Receivable that have been duly pledged in favor of Lender or any other restriction set forth in this Agreement.

                    (viii) If Lender shall so require, Lender shall have received an executed closing protection letter issued by the Title Company, which shall be reasonably acceptable to Lender.

                    (ix) The representations and warranties contained in the Loan Documents and in any certificates delivered to Lender in connection with the closing shall be true and correct in all material respects except as disclosed in Section 5.2(a)(ii) and all covenants and agreements to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Lender.

                    (x) Borrower shall have delivered to Lender and Lender shall have approved the pro forma title commitment with respect to the Encumbered Intervals, and a title commitment with respect to the Assignment of Notes Receivable and Deeds of Trust, all in form and content reasonably satisfactory to Lender.

                    (xi) Lender shall have received evidence reasonably satisfactory to Lender that the Property, the Collateral, and the Borrower are in compliance with all applicable laws in connection with the establishment and operation of the Property, and the marketing and sales of Intervals, including without limitation, the Timeshare Act.

                    (xii) There shall be no bankruptcy, foreclosure action or other material litigation or judgments pending or outstanding against the Property, any portion of the Collateral, the Borrower, Guarantor, or any Material Party, which in Lender's reasonable judgment, would have a material adverse effect on the Property or the Collateral or would materially and adversely affect the likelihood of repayment of the Loan or the performance by the Borrower and Guarantor of their obligations under the Loan Documents.

                    (xiii) Lender shall have received such other agreements, documents, instruments, certificates and materials as Lender may reasonably request to evidence the Obligations; to evidence and perfect the rights, liens and security interests of Lender contemplated by the Loan Documents, and to effectuate the transactions contemplated herein.

                    (xiv) Lender shall have received and approved true, correct and complete copies of all applicable governmental permits, approvals, consents, licenses, and certificates for the establishment of the Property as an interval ownership timeshare project in accordance with Nevada law, and for the occupancy and intended use and operation of the Property, including the Units and Intervals, and, letters from utility companies, governmental entities or other Persons, or certification by the Borrower or other confirmation acceptable to Lender.

                    (xv) Lender shall have received and approved true, correct and complete copies of the documents relating to the Property and the creation, marketing and sale of Intervals (collectively, the "Timeshare Documents"), all of which must be in form and substance satisfactory to Lender, consisting of:

                    (A) the public offering statements, final subdivision public report (timeshare project) and other registrations with approvals from the Division related to the establishment and operation of the Property;

                    (B) other registrations, approvals and permits for creation and sale of Intervals and operation of the Property, including, without limitation, the Borrower's occupational and other business licenses relating to the Borrower or the Property, samples of all advertising, gift, prize and promotional materials and evidence of Division and other required approvals thereof, as well as copies of any agreements with all Exchange Companies and, upon request by Lender, a list of all salespeople in connection with the Property, together with evidence that each is properly licensed in accordance with applicable law.

                    (C) the Timeshare Owners' Association's certificate of good standing, and certified articles of incorporation, bylaws and all amendments;

                    (D) the exchange agreement for the Property with the Exchange Company, and all other agreements entered into by or on behalf of the Timeshare Owners' Association or the Borrower, including agreements with any Affiliate, related to management, operations and maintenance of the Property;

                    (E) the form of all documents used to market and sell Intervals or that govern the rights of Purchasers, including without limitation, purchase contracts, advertising and solicitation materials, Notes Receivable, truth-in-lending statements, disclosures, acknowledgments, deeds, deeds of trust, exchange club agreements, reservation agreements, and management agreements; and

                    (F) A proforma commitment to issue lender's title insurance policies from the Title Company for Intervals to be encumbered by Assigned Deeds of Trust, in an amount at least equal to the amount of the Pledged Note Receivable, naming Lender as insured lender and containing such affirmative coverage as Lender may reasonably require.

               (xvi) with respect to the marketing and sales of Intervals in jurisdictions other than Nevada, Borrower shall deliver to Lender (A) a copy of any permit or approval from any jurisdiction where Borrower has obtained the necessary registrations to effect such sales or a letter from the applicable authorities in such jurisdiction or (B) for those jurisdictions where no registration has occurred, an opinion of counsel, acceptable to Lender, in form acceptable to Lender stating that no such registration is necessary, or (C) such other evidence of compliance with applicable laws as Lender may require.

                    (xvii) With respect to the Timeshare Documents, Borrower shall deliver to Lender an opinion of counsel in form acceptable to Lender regarding compliance by all Timeshare Documents with all applicable laws, rules and regulations.

                    (xviii) Lender shall have received evidence satisfactory to it that, except as noted on Exhibit D, taxes and assessments owed by or for which Borrower or the Timeshare Owners' Association are responsible for collection have been paid, or will be paid out of closing proceeds, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangibles taxes, real property taxes, and income taxes, and any assessments related to the Property.

                    (xix) Lender shall have conducted and approved due diligence investigations reasonably satisfactory to Lender, of the Borrower, the Guarantor, the Property, the Notes Receivable and other Collateral.

                (xx) Lender shall have received evidence that the Units have been accepted into the exchange program managed by the Exchange Company.

          (d) Fees and Expenses. The Borrower shall have paid all fees and expenses required to be paid pursuant to this Agreement in connection with such requested Receivables Loan Advance or any conditions related thereto.

          (e) Proceedings Satisfactory. All actions taken in connection with such requested Receivables Loan Advance and all documents and papers relating thereto shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as the Lender or such counsel may reasonably request in connection with such requested Receivables Loan Advance, all in form and substance reasonably satisfactory to the Lender and its counsel.

Upon compliance by Borrower with all of the conditions contained in this Section 5.2 applicable to a Receivables Loan Advance, Lender shall fund the Receivables Loan Advance.

                                    SECTION 6

6.   REPRESENTATIONS AND WARRANTIES

     Borrower and Guarantor, jointly and severally, hereby represent and warrant to Lender as follows:

     6.1. ORGANIZATION, STANDING, QUALIFICATION. Borrower: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and (b) has all requisite power to conduct its business and to execute, deliver and perform its obligations under the Loan Documents.

          Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of New York; and (b) has all requisite power to conduct its business and to execute, deliver and perform its obligations under the Loan Documents.

     6.2. AUTHORIZATION, ENFORCEABILITY, ETC.

          (a) The execution, delivery and performance by Borrower of the Loan Documents has been duly authorized by all necessary action by Borrower and Guarantor and does not and will not: (i) violate any provision of the articles of incorporation, or bylaws of Borrower or Guarantor, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower or Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower or Guarantor other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower or Guarantor under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower or Guarantor is a party or by which it or any of its assets are bound or affected.

          (b) No approval, authorization, order, license, permit, franchise or consent of, or registration, declaration, qualification or filing with, any governmental authority or other Person, including without limitation, the Division or the Timeshare Owners' Association is required in connection with the execution, delivery and performance by Borrower or Guarantor of any of the Loan Documents.

          (c) The Loan Documents constitute legal, valid and binding obligations of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with their respective terms, subject to the effect of any applicable Debtor Relief Law and with respect to the enforcement of any specific provision to the application of principles of equity.

          (d) Borrower has and will have good and marketable title to the Collateral, free and clear of any Lien, security interest, charge or encumbrance except for the security interests created by this Agreement or any Loan Document or otherwise created in favor of Lender or those specifically consented to in writing by the Lender. No currently effective financing statement or other instrument similar in effect covering all or any part of the Collateral is or will be on file in any recording office, except such as may have been filed in favor of Lender.

          (e) The execution and delivery of the Loan Documents, the endorsement to Lender of the Pledged Notes Receivable, the filing of the UCC-1's with the Nevada Secretary of State and the Official Records of Clark County, Nevada, and recording of the Deed of Trust and the Assignments of Notes Receivable and Deeds of Trust in the Official Records of Clark County, Nevada, create in favor of Lender a valid and perfected continuing first priority security interest in the Collateral, except as otherwise provided herein. The Collateral shall secure the full payment and performance of the Obligations.

          (f) To the best of the knowledge of Borrower, none of the Pledged Notes Receivable will be forged or will have affixed thereto any unauthorized signatures or will be entered into by any Person without the required legal capacity;

          (g) There will be, no modifications or amendments to the Pledged Notes Receivable or Assigned Deeds of Trust, except in connection with a modification resulting in an upgrade or downgrade not involving a delinquent Pledged Note Receivable or except as otherwise permitted herein.

          (h) To the best of the knowledge of Borrower, the makers of the Eligible Notes Receivable have and during the term of this Agreement will have no defenses, offsets, counterclaims or claims relating to the Eligible Notes Receivable or the Assigned Deeds of Trust.

          (i) The Pledged Notes Receivable and the Assigned Deeds of Trust will be executed and delivered by Purchasers in favor of Borrower in connection with the purchase of the related Encumbered Intervals.

          (j) To the best of the knowledge of Borrower, the Assigned Deeds of Trust will constitute valid and enforceable first and prior liens and security interests on the Encumbered Intervals.

          (k) The Pledged Notes Receivable and the Assigned Deeds of Trust will remain in full force and effect, will be, to the best of the knowledge of Borrower, valid and binding obligations of the respective makers in favor of Lender, as holder; and the Borrower further warrants and guarantees the value, quantity and sound condition of the Encumbered Intervals and rights, properties, easements and interests appurtenant or related thereto.

          (l) The grant of the security interests described herein has not affected and will not affect the validity or enforceability of the obligations of the respective makers of the Pledged Notes Receivable under such Notes Receivable or the respective Assigned Deeds of Trust.

          (m) The Lender is not and shall not be required to take, and the Borrower has taken any and all required steps to protect Lender's security interests in the Collateral; and Lender is not and shall not be required to collect or realize upon the Collateral or any distribution of interest or principal, nor shall loss of, or damage to, the Collateral release the Borrower or Guarantor from any of the Obligations.

     6.3. FINANCIAL STATEMENTS AND BUSINESS CONDITION. The financial statements fairly present the respective financial conditions and results of operations of Borrower and Guarantor as of the date or dates thereof and for the periods covered thereby. The Financial Statements delivered to Lender are true and correct. There were no material liabilities, direct or indirect, fixed or contingent, of Borrower or Guarantor as of the dates of such Financial Statements which were not reflected therein or in the notes thereto, which have not otherwise been disclosed to Lender in writing. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Borrower or Guarantor from the financial conditions shown in their respective Financial Statements, nor have Borrower or Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, which are not shown in their respective Financial Statements. Borrower and Guarantor, respectively, is able to pay all of its or their respective debts as they become due, Borrower and Guarantor, as the case may be, shall maintain such solvent financial condition, giving effect to the Obligations, as long as the Borrower or Guarantor, is obligated to Lender under the Agreement, or with respect to the Guarantor, the Guaranty, or in any other manner whatsoever. Borrower's and Guarantor's obligations under this Agreement and under the Loan Documents will not render Borrower or Guarantor unable to pay its or their debts as they become due. The present fair market value of Borrower's and Guarantor' assets is greater than the amount required to pay its or their respective total liabilities.

     6.4. TAXES. Except as set forth on Exhibit D, Borrower represents and warrants that Borrower has paid, or caused to be paid, in full all ad valorem taxes and other taxes and assessments against the Collateral, to the extent due and payable. Borrower knows of no basis for any additional taxes or assessments against the Property or the Collateral. Borrower has filed all tax returns required to have been filed by it and has caused the Timeshare Owners' Association to file all tax returns required to have been filed by it, and has paid or caused the Timeshare Owners' Association to pay all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it or the Timeshare Owners' Association, as the case may be, to the extent the same have become due and payable.

     6.5. TITLE TO PROPERTIES: PRIOR LIENS. Borrower has good and marketable title to all of the Collateral. Borrower is not in default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by any portion or all of the Collateral and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the documents evidencing or securing any such indebtedness. Other than the Liens granted in favor of Lender and the Permitted Exceptions, or as otherwise permitted hereunder, there are no liens or encumbrances against the Collateral.

     6.6. SUBSIDIARIES, AFFILIATES AND CAPITAL STRUCTURE. Borrower has no subsidiaries which have any involvement or interest in the Property in any way. Guarantor owns all of the capital stock of Borrower. Guarantor derives substantial financial benefit from the Borrower. For so long as Borrower is obligated to Lender under any of the Loan Documents, there shall be no change in the ownership of Borrower without the prior written consent of Lender.

     6.7. LITIGATION, PROCEEDINGS, ETC. There are no actions, suits, proceedings, orders or injunctions pending or threatened against or affecting Borrower, Guarantor, the Collateral or the Timeshare Owners' Association at law or in equity, or before or by any governmental authority or other tribunal, which: (a) could have a material adverse effect on Borrower, or Guarantor; or
(b) relate to the Loan or which could have a material effect on the Collateral. Borrower has received no notice from any court, governmental authority or other tribunal alleging that Borrower or the Property have violated the Timeshare Act, any of the rules or regulations thereunder, the Timeshare Declaration or any other applicable laws, agreements or arrangements that could have any material effect on the Loan or the Collateral.

     6.8. LICENSES, PERMITS, ETC. The Borrower, the Property, the Timeshare Owners' Association, Borrower's Affiliates involved in the operations of the Property, and, to the best of Borrower's knowledge after diligent inquiry, other Persons involved in the operations of the Property, possess and will at all times continue to possess, all requisite franchises, certificates of convenience and necessity, operating rights, approvals, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its or their business without any known conflict with the rights of others and, with respect to the Borrower, the Property and the Timeshare Owners' Association, in each case subject to no mortgage, pledge, Lien, lease, encumbrance, charge, security interest, title retention agreement or option other than as provided for by this Agreement.

     6.9. Environmental Matters. The Property does not and will not contain any Hazardous Materials in violation of law. No Hazardous Materials are or will be used or stored at or transported to or from the Property in violation of law. Neither Borrower nor the Property nor any manager thereof or to Borrower's knowledge, the Timeshare Owners' Association, have ever used the Property as a facility for the storage, treatment or disposition of any Hazardous Materials in violation of law or have received notice from any governmental agency, entity or other Person with regard to Hazardous Materials on, under or affecting the Property. Neither Borrower nor the Property, nor any portion thereof, nor to Borrower's knowledge after diligent inquiry, the Timeshare Owners' Association, are in violation of any Environmental Laws.

     6.10. Full Disclosure. No information, exhibit or written report or the content of any schedule furnished by or on behalf of Borrower or Guarantor to Lender in connection with the Loan, the Collateral or the Property, and no representation or statement made by Borrower or Guarantor in any Loan Document contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading. Borrower and Guarantor know of no fact or condition which will prevent the sale of Intervals to Purchasers or prevent the operation of the Property in accordance with the Timeshare Declaration and related public offering statement, and in accordance with applicable law, or prevent Borrower or Guarantor from performing its Obligations pursuant to the Loan Documents.

     6.11. Use of Proceeds/Margin Stock. None of the proceeds of the Loan will be used to purchase or carry any "margin stock" (as defined under Regulation G or U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in the Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of
Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter
11. Borrower is not an investment company as defined by the Investment Company Act of 1940, as amended, and is not required to register under said Act.

     6.12. No Defaults. No Default or Event of Default exists, and there is no violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which the Borrower or Guarantor is a party or by which it may be bound.

     6.13. COMPLIANCE WITH LAW. THE BORROWER

          (a) is not in violation, nor is the Property, or the business operations in respect of the Property, or to the Borrower's knowledge after diligent inquiry, the Timeshare Owners' Association, in violation, of the Timeshare Act or any laws, ordinances, governmental rules or regulations of Nevada, any political subdivision of Nevada or any other jurisdiction to which the Borrower or the Property, or the business operations conducted in respect of the Property, or the Timeshare Owners' Association, are subject; and

          (b) has not failed, nor has the Property or, to Borrower's knowledge, the Timeshare Owners' Association failed, to obtain any consents or joinders, or any approvals, licenses, permits, franchises or other governmental authorizations, or to make or cause to be made any filings, submissions, registrations or declarations with any government or agency or department thereof, necessary to the establishment, ownership or operation of the Property or any of Borrower's other assets, or to the conduct of Borrower's business, which violation or failure to obtain or register materially adversely affects the Borrower, the Property or the business, prospects, profits, properties or condition (financial or otherwise) of the Borrower or Guarantor or the Property. The Borrower has, to the extent required by its activities and businesses, and the operations of the Property has, fully complied with (1) all of the applicable provisions of: (a) the Consumer Credit Protection Act; (b) Regulation Z of the Federal Reserve Board; (c) the Equal Credit Opportunity Act; (d) Regulation B of the Federal Reserve Board; (e) the Federal Trade Commissions 3-day cooling off rule for Door-to Door Sales (f) Section 5 of the Federal Trade Commission Act; (g) the Interstate Land Sales Full Disclosure Act ("ILSA"); (h) federal postal laws; (i) applicable state and federal securities laws; (j) applicable usury laws; (k) applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws;
(l) applicable real estate sales licensing, disclosure, reporting and escrow laws; (m) the Americans With Disabilities Act and related accessibility guidelines ("ADA"); (n) the Real Estate Settlement Procedures Act ("RESPA"); (o) all amendments to and rules and regulations promulgated under the foregoing acts or laws; and (p) other applicable federal statutes and the rules and regulations promulgated thereunder; and (2) all of the applicable provisions of the Timeshare Act, any Nevada law or law of any state (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Property, or the sale, offering for sale, or financing of Intervals.

     6.14. RESTRICTIONS OF BORROWER OR GUARANTOR. Neither the Borrower, the Guarantor nor the Property, nor to the Borrower's knowledge, the Timeshare Owners' Association, is a party to any contract or agreement, or subject to any Lien, charge or corporate or partnership restriction, which materially and adversely affects its or their business. The Borrower will not be, on or after the Closing Date, a party to any contract or agreement which prohibits the Borrower's execution of, or compliance with the terms of this Agreement or the other Loan Documents. The Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Lender as provided hereunder.

     6.15. BROKER'S FEES. Lender and Borrower represent to each other that neither of them has made any commitment or taken any action which will result in a claim for any brokers', finders' or other similar fees or commitments with respect to the transactions described in the Agreement.

     6.16. DEFERRED COMPENSATION PLANS. The Borrower has no pension, profit sharing or other compensatory or similar plan (herein called a "Plan") providing for a program of deferred compensation for any employee or officer except for Borrower's 401-K Plan. No fact or situation, including but not limited to, any "Reportable Event," as that term is defined in Section 4043 of the Employee Retirement Income Security Act of 1974 as the same may be amended from time to time ("Pension Reform Act"), exists or will exist in connection with any Plan of the Borrower which might constitute grounds for termination of any Plan by the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee to administer any such Plan. No "Prohibited Transaction" within the meaning of Section 406 of the Pension Reform Act exists or will exist upon the execution and delivery of the Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. The Borrower will (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 through 305 of the Pension Reform Act with respect to each of its Plans; (b) promptly, after the filing thereof, furnish to the Lender copies of each annual report required to be filed pursuant to Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to said
Section 103; (c) notify the Lender immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any Plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (d) notify the Lender of any "Prohibited Transaction" as that term is defined in Section 406 of the Pension Reform Act. The Borrower will not (i) engage in any Prohibited Transaction, or (ii) terminate any such Plan in a manner which could result in the imposition of a Lien on any property of the Borrower pursuant to Section 4068 of the Pension Reform Act.

     6.17. LABOR RELATIONS. The employees of the Borrower are not a party to any collective bargaining agreement with the Borrower, and, to the best knowledge of the Borrower and its officers, there are no material grievances, disputes or controversies with any union or any other organization of the Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization with respect to the Borrower.

     6.18. ZONING ORDINANCES AND SIMILAR LAWS. The Property complies with all appropriate governmental and quasi-governmental authorities laws, rules and regulations and will continue to comply with all applicable governmental and quasi-governmental laws, regulations, and standard requirements, including but not limited to the Fair Housing Act of 1968 as amended, and the ADA.

     6.19 AVAILABILITY OF UTILITIES. All utility services necessary for the operation of the Property for its intended purposes are available to the Property, including water supply, storm and sanitary sewer facilities, electric and telephone facilities.

     6.20 ACCESS. The rights-of-way for all roads necessary for the full utilization of the Property for its intended purposes, have either been acquired by the appropriate governmental authority and have been dedicated to public use and accepted by such governmental authority, and all such roads are completed. All curb cuts and traffic signals necessary in accordance with applicable laws, rules and regulations are existing.

     6.21. CONTINUATION AND INVESTIGATION. The warranties and representations contained herein shall be and remain true and correct so long as any of the Obligations have not been satisfied, or so long as part of the Loan shall remain outstanding, and, except as noted in such request, each request by Borrower for an Advance shall constitute an affirmation that the foregoing representations and warranties remain true and correct as of the date thereof. All representations, warranties, covenants and agreements made herein or in any certificate or other document delivered to Lender by or on behalf of Borrower pursuant to or in connection with this Agreement shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf, and shall survive the making of any or all of the disbursements contemplated hereby.

                                    SECTION 7

7.   COVENANTS

     7.1. AFFIRMATIVE COVENANTS. So long as any portion of the Obligations remains unsatisfied, Borrower hereby covenants and agrees with Lender as follows:

          (a) Payment and Performance of Obligations. Borrower shall pay all of the Obligations, Loan Costs and related expenses when and as the same become due and payable, and Borrower shall strictly observe and perform all of the Obligations including without limitation, all covenants, agreements, terms, conditions and limitations contained in the Loan Documents, and all documents collateral thereto and will do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default hereunder or thereunder. Borrower will maintain an office or agency in the State of Nevada where notices, presentations and demands in respect of the Loan Documents may be made upon the Borrower. Such office or agency and the books and records of the Borrower shall be maintained at 4310 Paradise Road, Las Vegas, Nevada 89109-6597 until such time as the Borrower shall so notify the Lender, in writing, of any change of location of such office or agency.

          (b) Maintenance of Existence, Qualification and Assets. Borrower shall at all times (i) maintain its legal existence, (ii) maintain its qualification to transact business and good standing in the State and in any jurisdiction where it conducts business in connection with the Property, and (iii) comply or cause compliance with all governmental laws, rules, regulations and ordinances applicable to the Property, the Borrower, the Collateral or Borrower's business, including without limitation the Timeshare Act, if non-compliance would have a material adverse effect on Borrower or the Property.

          (c) Consolidation and Merger. Unless Guarantor shall have first obtained Lender's prior written approval, which may be granted, withheld or conditioned in Lender's discretion, or Borrower has prepaid the Obligations as provided in Section 7.2(b), Guarantor will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it.

          (d) Maintenance of Insurance. The Borrower, or if required pursuant to the Timeshare Declaration, the Timeshare Owners' Association, shall maintain (or the Borrower shall cause to be maintained) at all times during the term of this Agreement, policies of insurance with premiums being paid when due, and shall deliver to Lender certificates evidencing such insurance issued by insurance companies in amounts, in form and in substance, and with expiration dates, all reasonably acceptable to Lender and containing a waiver of subrogation rights by the insuring company, a non-contributory standard mortgage benefit clause, or their equivalents, and a mortgagee loss payable endorsement in favor of and satisfactory to Lender, and breach of warranty coverage, providing the following types of insurance on and with respect to the Borrower (or, as appropriate, the Timeshare Owners' Association) and the Property:

                    (i) Public liability and property damage insurance covering the Property in amounts and on terms satisfactory to Lender.

                    (ii) Such other insurance on the Property or any replacements or substitutions therefor including, without limitation, flood insurance (if the Property is or becomes located in an area which is considered a flood risk by the U.S. Emergency Management Agency or pursuant to the National Flood Insurance program), in such amounts and upon terms as may from time to time be reasonably required by Lender.

               The Borrower shall submit to Lender evidence satisfactory to Lender as to whether or not any of the Property or any part thereof is located within an area identified pursuant to the Flood Disaster Protection Act of 1973 as being in a flood hazard area. If any of the Property is located in a flood hazard area, flood insurance shall be obtained for the maximum amount of coverage available through the federal flood insurance program for any improvements located on any of the Property from time to time or 100% of the highest insurance value of the improvements on a replacement cost basis, whichever is less. The National Flood Insurance Program flood policy shall cover the same parties covered under the builder's risk policy, other insurance policies with coverage for flood, collapse, rain damage and such other usual coverage as may be obtained thereunder, and such policy will be written with an insurance company and with cancellation provisions as hereinabove provided.

          In the event of any insured loss or claim in respect of the Property, Borrower shall apply (or cause to be applied), and Borrower covenants that the Timeshare Owners' Association shall apply (or cause to be applied), all proceeds of such insurance policies in a manner consistent with the Timeshare Documents and the Timeshare Act.

          All insurance policies required pursuant to this Agreement (or the Timeshare Documents or Timeshare Act) shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified or terminated without at least thirty (30) days prior written notice to Lender. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 7.1(d), a certificate evidencing the renewal or replacement thereof satisfactory to

     Lender shall be delivered to Lender. Borrower shall deliver or cause to be delivered to Lender receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any certificates of insurance hereunder shall constitute an assignment of all unearned premiums, payable to the Borrower with respect to the Collateral, as further security for the Obligations. In the event of the foreclosure of any Deed of Trust or any other transfer of title to any of the Property in extinguishment of any of the Obligations, all right, title and interest of Borrower in and to all insurance policies then in force, with respect thereto, shall pass to the purchaser or grantee.

           In the event of any fire or other casualty to or with respect to the Improvements or the Property, Borrower covenants that Borrower or the Timeshare Owners' Association, as the case may be, will promptly restore or repair (or cause to be restored, repaired or replaced) the damaged Improvements and repair or replace any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the Improvements and personal property on the Property, in accordance with the terms of the Timeshare Documents or Timeshare Act.
     All insurance proceeds payable to Borrower and received by Lender will be turned over to Borrower or directly disbursed for repair, restoration or replacement in accordance with the provisions contained herein at such times and as necessary to effect such repairs or restoration. The insufficiency of any net insurance proceeds shall in no way relieve the Borrower or, as applicable, Borrower and Timeshare Owners' Association, of its obligation to restore, repair or replace Improvements and other personal property in accordance with the terms hereof, of the Timeshare Declaration or other Timeshare Documents or of the Timeshare Act, and Borrower covenants that Borrower or, as the case may be, the Timeshare Owners' Association, shall promptly comply and cause compliance with the provisions of the Timeshare Declaration and other Timeshare Documents, or of the Timeshare Act relating to such restoration, repair or replacement. To the extent that such proceeds are not necessary for or are not used for any repair or restoration, such proceeds, payable to Borrower, in Lender's discretion, may be applied to the payment of the Obligations, whether or not due and in whatever order Lender elects.

          Subject to the provisions of the Timeshare Declaration and the Timeshare Documents, Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policy payable to Borrower. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender instead of to Borrower and Lender jointly. After deducting from the insurance proceeds any expense incurred by it in the collection or handling of said funds, Lender shall apply the proceeds payable to Borrower and received by Lender, toward the repair and restoration of the Improvements or personal property or if no such repair or restoration is necessary or is to occur to the reduction of the Obligations. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy, regardless of the cause of such failure. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder, unless Lender is included thereon under a standard, non-contributory mortgagee endorsement making losses payable to Lender. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender a certificate of such insurance.

          If required by Lender following the occurrence of an Event of Default, Borrower will pay to Lender on the first (1st) day of each month, together with and in addition to all other payments due on the Obligations, an amount equal to one-twelfth (1/12) of the yearly premiums for insurance, to enable Lender to pay such insurance premiums when due. The Borrower shall promptly furnish Lender with the insurance premium statements. Such added payments shall not be nor be deemed to be trust funds, but may be commingled with the general funds of Lender and Lender shall not pay interest on them. At the option of Lender, such added payments may be carried as a debit item on Lender's books and accounts. Upon demand of Lender, Borrower agrees to deliver to Lender such additional sums as are necessary to make up any deficiencies in the amounts necessary to enable Lender to pay such insurance premiums. Lender shall have no responsibility for payment of any premium for insurance hereunder, except to the extent that funds are deposited by Borrower with Lender hereunder. Upon the occurrence of a Default or Event of Default, Lender may, at its option, apply any amount then held by Lender under this paragraph to payment of the Obligations.

          Borrower shall cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to Borrower or Lender in connection with the transactions contemplated hereby and shall pay the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Property.

          (e) MAINTENANCE OF SECURITY. Borrower shall execute and deliver (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments and such other agreements, documents, instruments and certificates, and supplements and amendments thereto, and take such other actions, as Lender deems necessary or appropriate in order to maintain as valid, enforceable and perfected first priority liens and security interests except as permitted herein, all Liens and security interests in the Collateral granted to Lender to secure the Obligations. Except as permitted herein in connection with extensions and modifications in connection with Borrower's normal collection practices, Borrower shall not grant extensions of time for the payment of, compromise for less than the full face value or release in whole or in part, any Purchaser or other Person liable for the payment of, or allow any credit whatsoever except for the amount of cash paid upon, any Collateral or any instrument, chattel paper or document representing the Collateral.

          (f) PAYMENT OF TAXES AND CLAIMS. Except as noted on Exhibit D, Borrower will pay when due and furnish to Lender such evidence of such payment as Lender shall reasonably request from time to time, all taxes imposed upon the Property, the Collateral, the Borrower, or any of its property, or with respect to any of its franchises, businesses, income or profits, or with respect to the Loan or any of the Loan Documents and all other charges and assessments against Borrower, the Collateral and the Property which Borrower is legally obligated to pay and shall cause the Timeshare Owners' Association to pay when due, all taxes imposed upon the Property, the Collateral, the Timeshare Owners' Association, or any of its property, or with respect to any of its franchises, businesses, income or profits, or with respect to the Loan or any of the Loan Documents which the Timeshare Owners' Association is legally obligated to pay, before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for sums which have become due and payable. If the Timeshare Owners' Association fails to make such payments, Borrower shall promptly pay such amounts. Except for the Liens in favor of Lender granted pursuant to the Loan Documents, and except as otherwise specifically provided for herein, Borrower covenants that no statutory or other Liens whatsoever (including, without limitation, mechanics', materialmen's, judgment or tax liens) shall attach to any of the Collateral or the Property except for such Liens as are expressly provided for pursuant to the Timeshare Declaration, which shall, in any event, be subordinate to the Lien of Lender. In the event any such Lien attaches to any of the Collateral or the Property, Borrower shall, within thirty
(30) days after any such Lien attaches, either: (i) cause such Lien to be released of record; or (ii) provide Lender with a bond in accordance with the applicable laws of the State, issued by a corporate surety acceptable to Lender, in an amount and form acceptable to Lender.

Notwithstanding anything contained in this Agreement to the contrary, with respect to (a) any taxes, assessments, charges, or Liens which Borrower is required to pay, release or cause to be paid or released; and (b) any law, rule or regulation which Borrower is required to comply with or cause compliance with, such items of the foregoing description need not be paid or complied with, as applicable, while being contested in good faith and by appropriate proceedings (in the written opinion of Borrower's independent counsel or based upon other evidence reasonably satisfactory to Lender, which opinion or other evidence shall be submitted to Lender in any case involving over $50,000); and, if relevant, provided further that adequate book reserves (in the written opinion of the Borrower's independent accountants or based upon other evidence reasonably satisfactory to Lender, which opinion or other evidence shall be submitted to Lender) have been established with respect thereto; and provided further that Borrower's title to the Collateral is not materially and adversely affected thereby.

          (g) INSPECTIONS. Borrower shall, at any time and from time to time and at the expense of Borrower, permit Lender or its agents or representatives to inspect the Property, the Collateral and any of the Borrower's assets or property, and to examine and make copies of and abstracts from its and, to the extent it has access thereto or possession thereof, the Timeshare Owners' Association's, books, accounts, records, original correspondence, computer tapes, disks, software, and other papers as it may desire; and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, contractors or independent public accountants (and by this provision Borrower authorizes said accountants to discuss with Lender, its agents or representatives, the affairs, finances and accounts of Borrower). Lender agrees to use reasonable efforts not to unreasonably interfere with Borrower's business operations in connection with any such inspections. Without limiting the foregoing, Lender shall have the right to make such credit investigations as Lender may deem appropriate in connection with its review of Pledged Notes Receivable, and Borrower shall make available to Lender all credit information in Borrower's possession or under its control or to which it may have access, with respect to Purchasers or other obligors under Pledged Notes Receivable as Lender may request. All audits and inspections shall be at Borrower's expense, including all reasonable travel expenses of Lender's employees, provided however, that Lender agrees, so long as no Event of Default has occurred, Lender shall charge Borrower only for one (1) such audit and inspection per Loan Year.

          (h) REPORTING REQUIREMENTS. So long as any portion of the Obligations remains unsatisfied or this Agreement has not been terminated, Borrower and Guarantor (as to items (ii) and (iii) below) shall furnish (or cause to be furnished, as the case may be) to Lender the following:

                    (i) MONTHLY FINANCIAL REPORTS. As soon as available and in any event within five (5) days after the end of each calendar month, a report, for a monthly period ending not earlier than the 25th of the previous month, showing (A) the trial balance of the Pledged Notes Receivable, (B) an aging and delinquency report on the Pledged Notes Receivable, (C) a report detailing the collections on each of the Pledged Notes Receivable and (D) a Borrowing Base report;

                    (ii) ANNUAL FINANCIAL REPORTS. As soon as available and in any event within one hundred twenty (120) days after the end of each of calendar year or other fiscal year as may be applicable with respect to the Borrower (a "Fiscal Year"), an audited statement of income and expense of Borrower for the annual period ended as of the end of such Fiscal Year, and an audited statement of financial condition of Borrower as of the end of such Fiscal Year and a current annual sales report for Intervals at the Property certified by Borrower, all in such detail and scope as may be reasonably required by Lender and, except for the annual sales report, prepared by a certified public accountant acceptable to Lender in accordance with GAAP and on a basis consistent with prior accounting periods;

                    (iii) QUARTERLY FINANCIAL REPORTS. As soon as available and in any event within sixty (60) days after the end of each fiscal quarter of Borrower (a "Fiscal Quarter"), a statement of income and expense of Borrower for such Fiscal Quarter, and a statement of financial condition of Borrower as of the end of such Fiscal Quarter, all in such detail and scope as may be reasonably required by Lender and prepared by Borrower in accordance with GAAP and on a basis consistent with prior accounting periods, except that such Fiscal Quarter reports will be subject to year end adjustments and will not contain footnotes. Each quarterly financial statement of Borrower shall be certified by the chief financial officer of Borrower to be true, correct and complete, and shall otherwise be in form reasonably acceptable to Lender.

                    (iv) OFFICER'S CERTIFICATE. Each set of annual Financial Statements or reports delivered to the Lender pursuant to Sections 7.1(h)(ii) and (iii) of this Agreement will be accompanied by a certificate of the chief financial officer of the Borrower or Guarantor, as the case may be, setting forth that the signers have reviewed the relevant terms of the Agreement (and all other agreements and exhibits between the parties) and have made, or caused to be made, under their supervision, a review of the transactions and conditions of the Borrower and the Property or the Guarantor, as the case may be, from the beginning of the period covered by the Financial Statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action the Borrower or Guarantor, as the case may be, has taken or proposes to take with respect thereto;

                    (v) SALES REPORTS. As soon as available and in any event within ten (10) days after the end of each month, Borrower shall deliver to Lender, monthly and annually, a monthly or annual sales and cancellation report, detailing the sales and cancellation of all Intervals at the Property for the period covered thereby, certified by Borrower to be true, correct and complete and otherwise in a form reasonably approved by Lender;

                    (vi) AUDIT REPORTS. Promptly upon receipt thereof, one (1) copy of each other report submitted to the Borrower or Guarantor by independent public accountants or other Persons in connection with any annual, interim or special audit made by them of the books of the Borrower or the Property;

                    (vii) NOTICE OF DEFAULT OR EVENT OF DEFAULT. Immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Borrower and Guarantor are taking or propose to take with respect thereto.

                    (viii) NOTICE OF CLAIMED DEFAULT. Immediately upon becoming aware that the holder of any material obligation of the Borrower or Guarantor has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action the Borrower and Guarantor are taking or propose to take with respect thereto.

                    (ix) MATERIAL ADVERSE DEVELOPMENTS. Immediately upon becoming aware of any litigation, claim, action, proceeding, development or other information which may materially and adversely affect the Borrower, the Guarantor, the Collateral, the Property, or the business, prospects, profits or condition (financial or otherwise) of the Borrower, or Guarantor or the ability of the Borrower or Guarantor to perform its Obligations under the Loan Documents, or of the existence of any dispute between Borrower and any governmental or regulatory body or any other party which dispute may materially delay or interfere with Borrower's normal business operations, Borrower and Guarantor shall provide Lender with telephonic or telegraphic notice, followed by telefaxed and mailed written confirmation, specifying the nature of such litigation, development, information or dispute and such anticipated effect.

                    (x) OTHER INFORMATION. Borrower will furnish on an annual basis to Lender: (i) a detailed operating budget for the Property and a statement of financial condition and income and expense statement for the Timeshare Owners' Association for the fiscal year just ended within 120 days of each Timeshare Owners' Association fiscal year end; (ii) not later than 30 days prior to the start of each of Borrower's Fiscal Years, a pro forma cash flow and operating budget for Borrower for such ensuing Fiscal Year; and (iii) Borrower and Guarantor will promptly deliver to Lender any other information related to the Loan, the Collateral, the Property, Borrower or Guarantor, consistent with information provided to other lenders to Borrower, as Lender may in good faith request.

                    (xi) HAZARDOUS MATERIALS. Borrower shall promptly notify Lender of any material change in the nature or extent of any Hazardous Materials, maintained on, in or under the Property or used in connection therewith, and will deliver to Lender copies of any citations, orders, notices or other material governmental or other communication received with respect to any other Hazardous Materials, or other environmentally regulated substances affecting the Property. Lender shall have the right, if Lender believes in good faith that an event or situation has occurred which has caused a material environmental impairment or adverse change to the Property, to require Borrower to perform (at Borrower's expense) an environmental audit or, if deemed reasonably necessary by Lender, an environmental risk assessment of the Property. Such audit or risk assessment must be by an environmental consultant satisfactory to Lender. Should Borrower fail to perform such environmental audit or risk assessment within sixty (60) days of the Lender's written request, Lender shall have the right but not the obligation to retain an environmental consultant to perform such environmental audit or risk assessment. All costs and expenses incurred by Lender in the exercise of such rights shall bear interest at the Default Rate set forth herein and shall be secured by the Collateral and shall be payable by Borrower upon demand.

          (i) RECORDS. Borrower and Guarantor shall keep adequate records and books of account reflecting all financial transactions of Borrower and Guarantor and with respect to the Property in which complete entries will be made in accordance with GAAP. Borrower will maintain to the reasonable satisfaction of Lender accurate and complete books, records and files relating to the Property, the Collateral, the Improvements and the sales of Intervals and all payments in respect of Pledged Notes Receivables. Borrower shall permit Lender to audit and inspect at any time, and shall promptly deliver to Lender upon Lender's request therefor, copies of all such books, records and files.

          (j) MANAGEMENT. The Borrower and the Guarantor shall cause the Property to be managed at all times by Borrower or, upon the prior written consent of Lender, a Person or Persons who have substantial experience, background and demonstrated ability to perform, in accordance with a management agreement satisfactory to Lender, and who are in all other respects reasonably satisfactory to the Lender. Borrower and Guarantor further agree, at all times during the term of this Agreement, that at least three (3) of the following:
Herbert B. Hirsch, Jerome J. Cohen, Frederick H. Conte, Don A. Mayerson and Stuart A. Harelik shall remain employed by Borrower and shall be actively involved in Borrower's business.

          (k) FICA. Upon the request of Lender, Borrower shall furnish to Lender within forty five (45) days after the expiration of each calendar quarter, proof reasonably satisfactory to Lender that Borrower's obligations to make deposits for F.I.C.A., social security and withholding taxes have been satisfied.

          (l) OPERATING CONTRACTS. Subject to the rights of the Timeshare Owners' Association as set forth in the Timeshare Documents or any applicable law or requirement of any governmental agency, no management agreement for the Resort to which Borrower is a party or as to which Borrower's consent or joinder is required, shall be modified, extended, terminated or entered into, without the prior written approval of Lender.

          (m) OWNERSHIP INTEREST. There shall be no change in the ownership interests of Borrower. The Borrower shall not enter into proxies, voting trusts, shareholders agreements or similar arrangements for the purpose of vesting voting rights, authority or discretion in any other Person.

          (n) NOTICES. Borrower shall notify Lender within five (5) Business Days of the occurrence of any event: (i) as a result of which any representation or warranty of Borrower or Guarantor contained in any Loan Documents would be incorrect or materially misleading if made at that time; or (ii) as a result of which Borrower or Guarantor is not in full compliance with all of its covenants and agreements contained in this Agreement or any Loan Document; or (iii) which constitutes or, with the passage of time, notice or a determination by Lender would constitute, an Event of Default.

          (o) MAINTENANCE. Borrower shall maintain, or shall cause to be maintained, or to the extent provided for pursuant to the Timeshare Declaration, shall use its best efforts to cause the Timeshare Owners' Association to maintain the Property in good repair, working order and condition and shall make all necessary replacements and improvements to the Property so that the value and operating efficiency of the Property will be maintained at all times and so that the Property remains in compliance in all respects with the Timeshare Act, the Timeshare Documents and other applicable law.

          (p) CLAIMS. Borrower shall promptly notify Lender of any material claim, action or proceeding affecting the Property or Collateral, or any part thereof, or any of the security interests or rights granted in favor of Lender hereunder or under any of the Loan Documents. At the request of Lender, Borrower shall appear in and defend in favor of Lender, at Borrower's sole expense, with regard to any such claim, action or proceeding.

          (q) REGISTRATION AND REGULATIONS.

                    (i) LOCAL LEGAL COMPLIANCE. Borrower will comply, and will cause the Property to comply, with all applicable servitudes, restrictive covenants, applicable planning, zoning or land use ordinances and building codes, all applicable health and Environmental Laws and regulations, and all other applicable laws, rules, regulations, agreements or arrangements.

                    (ii) REGISTRATION COMPLIANCE. Borrower will maintain, or cause to be maintained, all necessary registrations, current filings, consents, franchises, approvals, and exemption certificates, and Borrower will make or pay, or cause to be made or paid, all registrations, declarations or fees with the Division and any other government or any agency or department thereof, whether in the State or another jurisdiction, required in connection with the Property and the occupancy, use and operation thereof, the incorporation of Units into the time-share plan established pursuant to the Timeshare Declaration and the other Timeshare Documents, and the sale, advertising, marketing, and offering for sale of Intervals. All such registrations, filings and reports will be truthfully completed. At Lender's request from time to time, Borrower shall deliver to Lender a copy of(A) such registration, (B) written statements by the applicable state authorities, in form acceptable to Lender, stating that no registration is necessary for the sale of Intervals in the particular state, (C) an opinion of counsel in form acceptable to Lender and rendered by counsel acceptable to Lender, stating that no such registration is necessary, or (D) such other evidence of compliance with applicable laws as Lender may require; and

                    (iii) OTHER COMPLIANCE. The Borrower has, in all material respects, complied with and will comply with all laws and regulations of the United States, the State of Nevada the County of Clark, the City of Las Vegas, Nevada and any other governmental, quasi-governmental or administrative jurisdiction in which Intervals have been sold or offered for sale, or in which sales, offers of sale or solicitations with respect to the Property have been or will be conducted, including to the extent applicable, but not limited to: (1) the Timeshare Act; (2) the Consumer Credit Protection Act; (3) Regulation Z of the Federal Reserve Board; (4) the Equal Credit Opportunity Act; (5) Regulation B of the Federal Reserve Board; (6) the Federal Trade Commission's 3-day cooling-off Rule for Door-to-Door Sales; (7) ILSA; (8) Section 5 of the Federal Trade Commission Act; (9) federal postal laws; (10) applicable state and federal securities laws; (11) applicable usury laws; (12) applicable trade practices, home and telephone solicitation, sweepstakes, anti-lottery and consumer credit and protection laws; (13) applicable real estate sales licensing, disclosure, reporting and escrow laws; (14) the ADA; (15) RESPA; (16) all amendments to and rules and regulations promulgated under the foregoing acts or laws; (17) other applicable federal statutes and the rules and regulations promulgated thereunder; and (18) any state law or law of any state (and the rules and regulations promulgated thereunder) relating to ownership, establishment or operation of the Property, or the sale, offering for sale, or financing of Intervals.

          (r) OTHER DOCUMENTS. Borrower will maintain to the reasonable satisfaction of the Lender, and make available to Lender, accurate and complete files relating to the Property, the Pledged Notes Receivable and other Collateral, and such files will contain true copies of each Pledged Note Receivable, as amended from time to time, copies of all relevant credit memoranda relating to such Notes Receivable and all collection information and correspondence relating thereto.

          (s) FURTHER ASSURANCES. Borrower will execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith may be necessary or appropriate to more effectively evidence or secure, and to ensure the performance of, the Obligations. In addition, Borrower shall deliver to Lender from time to time upon each request by Lender such documents, instruments or other matters or items as Lender may reasonably require to evidence Borrower's compliance with the covenants set forth in this
Section 7.1.

          (t) UTILITIES. Borrower will cause, or to the extent provided for pursuant to the Timeshare Declaration, covenants to use its best efforts to ensure that the Timeshare Owners' Association, or the manager of the Property, as applicable, will cause, electric, gas, sanitary sewer, water facilities, drainage facilities, solid waste disposal, telephone and other necessary utilities to be available to the Property in sufficient capacity to service the Property.

          (u) AMENITIES. Borrower will cause, or to the extent provided for pursuant to the Timeshare Declaration, will use its best efforts to ensure that the Timeshare Owners' Association, or the manager of the Property, as applicable, will cause, the Property to be maintained in good condition and repair, and in accordance with the provisions of the applicable Timeshare Documents, and the Borrower will cause each Purchaser of an Interval at the Property to have continuing access to, and the use of, to the extent of such Purchaser's time-share periods and related or appurtenant services, rights and benefits, all as provided in the Timeshare Declaration and the Timeshare Documents.

          (v) EXPENSES AND CLOSING FEES. Whether or not the transactions contemplated hereunder are completed, the Borrower shall pay all expenses of the Lender relating to negotiating, preparing, documenting, closing and enforcing this Agreement and all other Loan Documents, including, but not limited to:

                    (i) the cost of preparing, reproducing and binding this Agreement, the other Loan Documents and all Exhibits and Schedules thereto;

                   (ii)  the fees and disbursements of Lender's counsel;

                   (iii) Lender's out-of-pocket expenses;

                    (iv) all Loan Costs and all other fees and expenses
                         (including fees and expenses of the Lender's counsel) relating to any Advances, amendments, waivers or consents;

                    (v) all costs, outlays, legal fees and expenses of every kind and character had or incurred in (1) the interpretation or enforcement of any of the provisions of, or the creation, preservation or exercise of rights and remedies under, any of the Loan Documents including the costs of appeal (2) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or threatened against the Lender arising out of this transaction or the protection of the Collateral securing the Loan or Advances made hereunder, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or setoff theretofore received or applied by the Lender with respect to the Obligations, and any and all appeals thereof; and (3) the advancement of any expenses provided for under any of the Loan Documents;

                    (vi) all expenses relating to any escrow by the Title
                         Company or any other escrow agent;

                   (vii) the custodial fees payable to Lender with respect to the original Pledged Notes Receivable and related Collateral;

                  (viii) all costs and expenses incurred by Lender under the
                         Loan and all fees and charges under the Loan; and

                    (ix) all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien and judgment search costs, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers fees, escrow fees, wire transfer fees, and all travel and out-of-pocket expenses of Lender to conduct inspections or audits, except as otherwise specifically provided for herein; Without limitation of the foregoing, Borrower shall pay the costs of UCC and other searches, UCC and other Loan Document recording fees and applicable taxes, and premiums on each Title Policy delivered to Lender pursuant to this Agreement.

     The provision of this Section shall survive repayment of the Obligations or termination of this Agreement.

          (w) INDEMNIFICATION OF LENDER. In addition to (and not in lieu of) any other provisions of any Loan Document providing for indemnification in favor of Lender, the Borrower and Guarantor shall defend, indemnify and hold harmless Lender, its subsidiaries, affiliates, officers, directors, agents, employees, representatives, consultants, contractors, servants, and attorneys, as well as the respective heirs, personal representatives, successors or assigns of any or all of them (hereafter collectively the "Indemnified Lender Parties"), from and against, and promptly pay on demand or reimburse each of them with respect to, any and all liabilities, claims, demands, losses, damages, costs and expenses (including without limitation, reasonable attorneys' and paralegals' fees and costs), actions or causes of action of any and every kind or nature whatsoever asserted against or incurred by any of them by reason of or arising out of or in any way related or attributable to: (i) this Agreement, the Loan Documents, the Commitment or the Collateral; (ii) the transactions contemplated under any of the Loan Documents or any of the Timeshare Documents, including without limitation, those in any way relating to or arising out of the violation of any federal or state laws, including the Timeshare Act; (iii) any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation and warranty of the Borrower or Guarantor contained in this Agreement or any of the Loan Documents (including without limitation any certification of the Borrower or Guarantor delivered to the Lender); (iv) any and all taxes, including real estate, personal property, sales, mortgage, excise, intangible or transfer taxes (exclusive of income, franchise or similar taxes), and any and all fees or charges, including, without limitation under the Timeshare Act, with respect to the Property or the Loan Documents which may at any time arise or become due prior to the payment, performance and discharge in full of the Obligations; (v) the breach of any representation or warranty as set forth herein regarding any Environmental Laws; (vi) the failure of Borrower to perform any obligation or covenant herein required to be performed pursuant to any Environmental Laws;
(vii) the use, generation, storage, release, threatened release, discharge, disposal or presence on, under or about the Property of any Hazardous Materials;
(viii) the removal or remediation of any Hazardous Materials from the Property required to be performed pursuant to any Environmental Laws or as a result of recommendations of any environmental consultant or as reasonably required by Lender; (ix) claims asserted by any Person (including without limitation any governmental or quasi-governmental agency, commission, department, instrumentality or body, court, arbitrator or administrative board (collectively, a "GOVERNMENTAL AGENCY"), in connection with or any in any way arising out of the presence, use, storage, disposal, generation, transportation, release, or treatment of any Hazardous Materials on, in, under or affecting the Property; (x) the violation or claimed violation of any Environmental Laws in regard to the Property; or (xi) the preparation of an environmental audit or report on the Property, whether conducted by Lender, Borrower, Guarantor or a third-party, or the implementation of environmental audit recommendations. Such indemnification shall give Borrower or Guarantor the right to participate in the selection of counsel for Lender and in the conduct or settlement of any dispute or proceeding for which indemnification may be claimed. Lender agrees to give Borrower written notice of the assertion of any claim or the commencement of any action or lawsuit described in this Section. It is the express intention of the parties hereto that the indemnity provided for in this Section, as well as the disclaimers of liability referred to in this Agreement, are intended to and shall protect and indemnify Lender from the consequences of Lender's own negligence, but not Lender's gross negligence or willful misconduct, whether or not that negligence is the sole or concurring cause of any liability, obligation, loss, damage, penalty, action, judgment, suit, claim, cost, expense or disbursement. The provisions of this Section shall survive the full payment, performance and discharge of the Obligations and the termination of this Agreement, and shall continue thereafter in full force and effect.

          (x) USE OF BORROWER'S NAME. Borrower shall at all times during the term of the Loan permit Lender to use the name of Borrower, any of its Affiliates, Guarantor and the Property in any press release, advertisement or other promotional materials issued in respect to the Loan.

          (y) RIGHT TO PROVIDE FUTURE FINANCING. Borrower hereby grants to Lender an absolute option and right of first refusal, at Lender's discretion, to provide financing in connection with the Property or the Collateral. Lender shall have a period of twenty (20) days after written notification from Borrower to Lender of Borrower's financing request to determine whether or not Lender desires to provide such financing and if Lender shall agree to provide such financing Lender shall have a further period of sixty (60) days from the expiration of Borrower's initial notification period to consummate such financing. If Lender has not agreed to provide the requested financing within such twenty (20) days or Lender has failed to provide such financing within sixty (60) days after agreeing to provide such financing, Borrower shall be permitted to obtain such financing from other sources provided that the terms of such financing obtained are not materially less advantageous to Borrower than the terms initially offered to Lender.

          (z) SALES AND MARKETING. Borrower may conduct its own sales and marketing activities directly or through a subsidiary. In the event that Borrower or such subsidiary does not conduct its own sales and marketing activities, Borrower will only contract with or employ a sales and marketing organization for the Property, which is reasonably acceptable to Lender.

          (aa) FINANCIAL COVENANTS. Borrower shall not permit or suffer its Tangible Net Worth to be less than $25,000,000 at any time, nor will Borrower permit its cash balances plus unpledged notes receivable to be less than $5,000,000 at any time and Borrower agrees that its net income, determined in accordance with GAAP, shall be $1.00 or greater for each Fiscal Quarter.

          (bb) LOCKBOX AGENT. Prior to the initial Advance of the

Receivables Loan, Borrower will enter into a Lockbox Agreement reasonably acceptable to Lender and Borrower in form and substance. The Lockbox Agent shall disburse, on a weekly basis, all of the Pledged Notes Receivable collections to which Lender is entitled to Lender. Lockbox Agent shall have no right of setoff with respect to funds held by Lockbox Agent pursuant to the Lockbox Agreement. Borrower shall pay all costs and fees in connection with the Lockbox Agreement.

     7.2. NEGATIVE COVENANTS. So long as any portion of the Obligations remains unsatisfied, Borrower and Guarantor hereby covenant and agree with Lender as follows:

          (a) LIMITATION ON OTHER DEBT/FURTHER ENCUMBRANCES. Without the prior written consent of Lender which may be granted, withheld or conditioned in Lender's discretion, Borrower will not obtain financing or grant liens with respect to the Collateral (except for common collateral such as Operating Contracts), other than those in favor of Lender.

          (b) RESTRICTIONS ON TRANSFERS. Borrower shall not, without obtaining the prior written consent of Lender (which consent may be given, withheld or conditioned by Lender in Lender's discretion), whether voluntarily or involuntarily, by operation of law or otherwise, except as otherwise permitted;
(i) transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of the Property or the other Collateral, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase, and so-called "installment sales contracts", "land contracts", or "contracts for deed" (except that Borrower shall have the right to sell Intervals to Purchasers in arms-length transactions, conduct bulk sales of Pledged Notes Receivable, in accordance with the terms of this Agreement, and Borrower shall be permitted to convey property in lieu of condemnation); (ii) lease or license the Property or any portion of the Property, or all or any portion of the Collateral, or change the legal or actual possession or use thereof; (iii) permit the dilution, transfer, pledge, hypothecation or encumbrance of any of the ownership interests in Borrower except the existing pledge disclosed in the financial statement of Guarantor; (iv) permit the assignment, transfer, change, modification or diminution of the duties or responsibilities of Borrower, the Guarantor or, to the extent within the control of Borrower, of any manager of the Property approved by Lender as manager of the Property (except for an assignment of such duties to a professional management company or companies reasonably acceptable to Lender in advance); or (v) cause or permit the assignment, pledge or other encumbrance of any of the Operating Contracts, except for any pledges to existing lenders or as otherwise permitted herein. Without limiting the generality of the preceding sentence, and subject to the terms of this Agreement, except as otherwise permitted herein, the prior written consent of Lender shall be required for: (A) any transfer of the Collateral or any part thereof (except with respect to the sale of Intervals to Purchasers in arms length transactions and bulk sales in accordance with the terms of this Agreement and conveyances in lieu of condemnation) made to a subsidiary, its partners or any Affiliate or otherwise; (B) any merger or consolidation, disposition or other reorganization of Guarantor, provided however, in the event that Lender refuses to give its consent to any merger or consolidation involving Guarantor, Borrower may prepay all Obligations without a prepayment premium provided that such repayment of all Obligations occurs within thirty (30) days of such merger or consolidation not consented to by Lender; and (C) any change in the ownership of stock of Borrower. In the event that Lender, in Lender's discretion, is willing to consent to a transfer which would otherwise be prohibited by this Section 7.2(b) Lender may condition its consent on such terms as it desires, including, without limitation, an increase in the applicable Interest Rates and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Lender in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower violates the terms of this Section 7.2(b), in addition to any other rights or remedies which Lender may have herein, in any other Loan Document, or at law or in equity, Lender may by written notice to Borrower increase, effective immediately as of the date of such violation, the applicable Interest Rate to the applicable Default Rate.

          (c) USE OF THE LENDER'S NAME. Borrower and Guarantor will not, and will not permit any Affiliate to, without the prior written consent of the Lender, use the name of the Lender or the name of any affiliate of the Lender in connection with any of their respective businesses or activities, except in connection with internal business matters and as required in dealings with governmental agencies.

          (d) TRANSACTIONS WITH AFFILIATES. Without the prior written consent of Lender, which shall not unreasonably be withheld, Borrower will not enter into any transaction with any Affiliate in connection with the Property, including, without limitation, relating to the purchase, sale or exchange any assets or properties or the rendering of any service, except in the ordinary course of, and pursuant to the reasonable requirements of, the operations of the Property and upon fair and reasonable terms.

          (e) RESTRICTIVE COVENANTS. Unless required by law, Borrower will not without Lender's prior written consent seek, consent to, or otherwise acquiesce in, any change in any private restrictive covenant, planning or zoning law or other public or private restriction, which would limit or alter the use of the Property or any of the Property.

          (f) SUBORDINATED OBLIGATIONS. Upon the occurrence and during the continuance of an Event of Default, Borrower will not, directly or indirectly: (i) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, to Guarantor or any Affiliate of Guarantor or which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest on, the Loan, except in accordance with the terms of such subordination; (ii) permit the amendment, rescission or other modification of any such subordination provisions of any of the Borrower's subordinated obligations in such a manner as to affect adversely the Lender's Lien in and to the Collateral or Lender's senior priority position and entitlement as to payment and rights with respect to the Loan and the Obligations; or (iii) permit the prepayment or redemption, of all or any part of Borrower's obligations to Guarantor or any Affiliate of Guarantor, or of any subordinated obligations of the Borrower except in accordance with the terms of such subordination provisions.

          (g) TIMESHARE REGIME. Without Lender's prior written consent, Borrower shall not amend, modify or terminate the Timeshare Declaration or other Timeshare Documents, or any other restrictive covenants, agreements or easements regarding the Property; nor shall Borrower further assign its rights as "developer" or "declarant" under the Timeshare Declaration, or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting the Property (or any portion thereof) without Lender's prior written consent, unless required by law.

          (h) NAME CHANGE. Borrower will not change its name and will not change its chief executive office or the location at which it does business without prior written notice to Lender.

          (i) COLLATERAL. Borrower and Guarantor shall not take any action (nor permit or consent to the taking of any action) which might materially impair the value of the Collateral or any of the rights of Lender in the Collateral.

          (j) MARKETING/SALES. Borrower shall not market, attempt to sell or sell or permit or justify any sales or attempted sales of any Intervals except in compliance with the Timeshare Act and applicable laws in Nevada and each other jurisdiction where marketing, sales or solicitation activities occur.

          (k) DISTRIBUTIONS. Borrower agrees, subsequent to the occurrence of an Event of Default and during the continuance thereof, that it will not make any distributions, direct or indirect, to Guarantor unless and until all of the Obligations have been paid in full unless such failure to make such distribution shall cause an event of default to occur under agreements between Guarantor and third parties, in which event such distribution, to the extent necessary to avoid such event of default by Guarantor shall be permitted.

                                    SECTION 8

8.   EVENTS OF DEFAULT

     8.1. NATURE OF EVENTS. An "Event of Default" shall exist if any of the following shall occur:

          (a) PAYMENTS. If Borrower shall fail to make, within five (5) days of receipt of either a billing for or written notice of an amount due, any payment or mandatory prepayment of principal, interest on the Mortgage Loan or the Receivables Loan, any Release Payment, Release Fee or any other fee or amount due to Lender with respect to the Loan.

          (b) COVENANT DEFAULTS. If Borrower shall fail to perform or observe any covenant (including but not limited to the affirmative covenants contained in Section 7.1), agreement or warranty contained in this Agreement or in any of the Loan Documents, (other than with respect to the failure to make timely payments in respect of the Loan as provided in Section 8.1(a) or violate of any negative covenant in contained in Section 7.2) and, such failure shall continue for thirty (30) days after written notice of such failure is provided by Lender, provided however, that if Borrower commences to cure such failure within such thirty (30) day period, but, because of the nature of such failure, cure cannot be completed within thirty (30) days notwithstanding diligent effort to do so, then, provided Borrower diligently seeks to complete such cure, an Event of Default shall not result unless such failure continues for a total of ninety
(90) days.

          (c) WARRANTIES OR REPRESENTATIONS. If any representation or other statement made by or on behalf of Borrower or Guarantor in this Agreement, in any of the Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents, is false, misleading or incorrect in any material respect as of the date made or reaffirmed.

          (d) ENFORCEABILITY OF LIENS. If any lien or security interest granted by Borrower to Lender in connection with the Loan is or becomes invalid or unenforceable or is not, or ceases to be, a perfected first, or such other priority as is permitted hereunder, priority lien or security interest in favor of Lender encumbering the asset to which it is intended to encumber, and Borrower fails to cause such lien or security interest to become a valid, enforceable, first and prior lien or security interest in a manner satisfactory to Lender within five (5) days after Lender delivers written notice thereof to Borrower.

          (e) INVOLUNTARY PROCEEDINGS. If a case is commenced or a petition is filed against Borrower or Guarantor under any Debtor Relief Law and in the case of a petition being filed against Borrower or Guarantor, the continuation of such proceeding without dismissal for a period of sixty (60) days; a receiver, liquidator or trustee of Borrower or Guarantor or of any material asset of Borrower or Guarantor is appointed by court order and such order remains in effect for more than sixty
(60) days; or if any material asset of Borrower or Guarantor is sequestered by court order and such order remains in effect for more than sixty (60) days.

          (f) PROCEEDINGS. If Borrower or Guarantor voluntarily seeks, consents to or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect; consents to the filing of any petition against it under such law; makes an assignment for the benefit of its creditors; admits in writing its inability to pay its debts generally as they become due; or consents or suffers to the appointment of a receiver, trustee, liquidator or conservator for it, him or her or any part of its, his or her assets.

          (g) ATTACHMENT, JUDGMENT, TAX LIENS. The issuance, filing, levy or seizure against the Collateral, or, with respect to the Property, or against the Borrower or Guarantor, of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of $100,000.00, or the filing of any mechanics' or materialmen's lien or claim of lien which is not discharged in full or stayed, in either case, within thirty
(30) days after issuance or filing.

          (h) FAILURE TO DEPOSIT PROCEEDS. If Borrower shall fail to deliver payments made under the Pledged Notes Receivable directly to Lender as required pursuant to Section 2.5 above, or if Borrower or Guarantor shall take any other act which Lender shall reasonably deem to be a conversion of the Collateral or fraudulent with respect to Lender.

          (i) TIMESHARE DOCUMENTS. If the Timeshare Declaration, any of the other documents creating or governing the Property, its timeshare regime, or the Timeshare Owners' Association, or the restrictive covenants with respect to the Property, shall be terminated, amended or modified in any material respect without Lender's prior written consent, except as required by law or any government agency.

          (j) REMOVAL OF COLLATERAL. If Borrower or Guarantor conceals, removes, transfers, conveys, assigns or permits to be concealed, removed, transferred, conveyed or assigned, any of the Collateral or any of its assets in violation of the terms of the Loan Documents or with the intent to hinder, delay or defraud its creditors or any of them including, without limitation, Lender.

          (k) OTHER DEFAULTS. If a material default shall occur in any of the covenants or Obligations set forth in this Agreement or any of the Loan Documents and not referred to in any other portion of this Section 8.1.

          (l) MATERIAL ADVERSE CHANGE. Any material adverse change in the financial condition of Borrower or Guarantor or in the condition of the Collateral.

          (m) DISSOLUTION OR DEFAULT OF GUARANTOR. (i) Any unapproved merger, dissolution or liquidation of Guarantor unless the Obligations are prepaid as provided in Section 7.2(b); (ii) any default under any Guaranty and the expiration of any applicable grace period or the revocation or attempted revocation or repudiation thereof, in whole or part, by Guarantor; or (iii) except with Lender's prior written consent, any change in the ownership structure of the Borrower or management or marketing responsibilities with respect to the Borrower or the Property.

          (n) DEFAULT BY BORROWER IN OTHER AGREEMENTS. Any default by the Borrower or Guarantor: (i) in the payment of any indebtedness to Lender or to any affiliate of Lender and the expiration of any applicable grace period; (ii) in the payment or performance of other indebtedness for borrowed money or obligations secured by any part of the Property or the Collateral and the expiration of any applicable grace period; or (iii) in the payment or performance of other material indebtedness or obligations where such default accelerates or permits the acceleration (after the giving of notice or passage of time or both) of the maturity of such indebtedness, or permits the holders of such indebtedness to elect a majority of the board of directors of Borrower or Guarantor (unless waived by such holder).

          (o) LOSS OF LICENSE. The loss, revocation or failure to renew or file for renewal of any registration, approval, license, permit or franchise now held or hereafter acquired by the Borrower or with respect to the Property, or the failure to pay any fee, which is necessary for the continued operation of the Property or the Borrower's business in materially the same manner as it is being conducted at the time of such loss, revocation, failure to renew or failure to pay.

          (p) SUSPENSION OF SALES. The issuance of any stay order, cease and desist order, injunction, temporary restraining order or similar judicial or nonjudicial sanction limiting or otherwise materially adversely affecting any Interval sales activities, other material business operations in respect of the Property, or the enforcement of Lender's remedies.

          (q) VIOLATION OF NEGATIVE COVENANTS. Borrower or Guarantor violates any negative covenant set forth in Section 7.2.


          (r) TRANSFER OF PROPERTY. Except for the sale of Intervals in the ordinary course of business in accordance with the terms hereof or as otherwise permitted under the Loan Documents, if Borrower shall, without Lender's prior written consent, sell, transfer, convey or further encumber all or any part of its interest in the Property or in any of the Collateral. For purposes of this paragraph, an assignment, sale or transfer shall also include any assignment, sale, transfer or hypothecation of any ownership interests in the Borrower.

          (s) LIEN AGAINST PROPERTY. If Borrower grants any mortgage, lien or encumbrance upon any of the Collateral unless otherwise approved by Lender in writing, except as otherwise permitted or required under the Loan Documents.

          (t) ENCROACHMENTS AND PERMITS. If all or any portion of the Improvements encroach upon any street or road setback or easement or upon any adjoining property, or violate any ordinance, regulation, rule or direction of any federal or state agency, or of any governmental or quasi-governmental authority, or any zoning setback line; or if the building permit(s) shall be revoked or suspended or shall lapse, or if any building or other permit or license shall be conditional in nature and Borrower shall fail to punctually satisfy the conditions so as to prevent its invalidity provided however, that if Borrower commences to cure such encroachment, suspension or violation within thirty (30) days of first discovering said condition, but, because of the nature of such encroachment, suspension or violation, cure cannot be completed within thirty (30) days notwithstanding diligent efforts to do so, then, provided Borrower diligently seeks to complete such cure, an Event of Default shall not result unless such encroachment, suspension or violation continues for a total of ninety (90) days.

          (u) BREACH. If any violation or breach by Borrower shall continue after the expiration of any applicable cure period under any agreement, covenant or restriction affecting title to the Property, including but not limited to any Permitted Exceptions.

          (v) RECEIVABLES COLLATERAL. Any amendment to or modification of any Pledged Note Receivable, which is an Eligible Note Receivable and without which the Receivables Loan would be in excess of the Borrowing Base, is made without the prior written consent of Lender, other than upgrades or downgrades, and other than modifications and extensions granted by Borrower in connection with its normal collection practices which do not eliminate any defaults of Purchaser thereunder and further provided that notice of such other modifications and extensions specifying the details thereof has been provided to Lender ten (10) Business Days prior to the effective date of such other modification and/or extension with Lender having an absolute right of refusal over the grant of such other modification and/or extension; provided any notice of disapproval is given to Borrower within such ten (10) Business Day period. In addition, Borrower may amend or modify any Pledged Note Receivable even though not otherwise permitted by this Section 8.1(v) so long as concurrently therewith (or five (5) Business Days after receipt of Lender's notice of disapproval in the case of modifications or extensions submitted to Lender for approval pursuant to this Section 8.1(v)) Borrower replaces such Pledged Note Receivable with one or more Pledged Notes Receivable with an aggregate outstanding principal balance at least equal to that of the Pledged note Receivable being replaced and otherwise constituting Eligible Notes Receivable.

          (w) MANAGEMENT. Any change in the management of the Property without the prior written consent of Lender which shall not be unreasonably withheld.


                                    SECTION 9

9.   REMEDIES

     9.1. REMEDIES UPON DEFAULT. Should an Event of Default occur, Lender may take any one or more of the actions described in this Section 9, all without notice to Borrower or Guarantor:

          (a) ACCELERATION. Without demand or notice of any nature whatsoever, declare the unpaid balance of the Loan, or any part thereof, immediately due and payable, whereupon the same shall be due and payable.

          (b) TERMINATION OF OBLIGATION TO ADVANCE. With or without proceeding with any sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and the Borrower, including, without limitation, any commitment of Lender to lend under this Agreement in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate, without further liability or obligation by Lender.

          (c) JUDGMENT. Reduce Lender's claim to judgment, foreclose or otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial or other procedure under law. Lender's right to sue and recover a judgment either before, after or during the pendency of any proceeding for the enforcement of any Deed of Trust, and the right of Lender to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the terms of any Deed of Trust or the foreclosure of the lien thereof.

          (d) FORECLOSURE. Whether or not Lender takes possession of the Collateral, Lender may proceed to foreclose any Deed of Trust and to sell the Property in its entirety or in separate parcels, under the judgment or decree of a court or courts of competent jurisdiction and to pursue any other remedy available to it, all as Lender shall deem appropriate. Upon commencement of suit or foreclosure of any Deed of Trust, the unpaid principal balance of Loan, if not previously accelerated and declared due, and the interest accrued thereon, together with all other Obligations shall be immediately due and payable. Upon any foreclosure sale pursuant to judicial proceedings, Lender may bid for and purchase all or any portion of the Property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of the Property.

          In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale to the payment of the Obligations Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Loan, and Lender shall be entitled to recover judgment for any portion of the Obligations remaining unpaid, with interest.

          Borrower agrees, to the full extent that it may lawfully so agree, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any such judgment upon any of the Property or upon any other property shall in any manner or to any extent affect the lien of any Deed of Trust upon the Property or any part thereof or any lien, rights, powers or remedies of Lender hereunder, but such lien, rights, powers and remedies shall continue unimpaired.

          (e) LENDER'S RIGHT TO TAKE POSSESSION, OPERATE AND APPLY INCOME.

                    (i) Upon Lender's demand, Borrower shall forthwith surrender to Lender the actual possession of the Property, terminate its position and rights and duties as manager and, to the extent permitted by law, Lender may enter and take possession of all the Property, appoint a new manager for the Property and may exclude Borrower and its agents and employees wholly therefrom. Lender shall have joint access with Borrower to Borrower's books, papers and accounts. If Borrower fails to surrender or deliver all or any portion of the Property or its management duties or privileges to Lender upon demand, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession and management delegation responsibility or requiring Borrower to deliver immediate possession of all or part of the Property to Lender, and Borrower hereby specifically consents to the entry of such a judgment or decree.

                    (ii) Upon every such entering upon or taking of possession, Lender may or may delegate to a designee of Lender, the right to hold, store, use, operate, manage and control the Property and conduct Borrower's business on the Property and, from time to time do any of the following things as Lender may from time to time deem necessary, appropriate or desirable:

                    (1) make all maintenance, repairs, renewals, replacements, additions and improvements necessary and proper to the Property and purchase or otherwise acquire additional fixtures, personalty and other property;

                    (2) insure, manage and operate the Property and exercise all of the rights and powers of Borrower (in Lender's name or otherwise) with respect to the insurance, management and operation of the Property;

                    (3) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender; and

                    (4) perform or cause to be performed any and all work and labor necessary to complete any Improvements.

                    (iii) Lender may collect and receive all the income, revenues, rents, issues and profits of the Property, including those past due as well as those accruing thereafter. Lender shall apply such sums received by Lender, first to the payment of accrued interest and then to the payment of principal and all other sums or indebtedness that may be due hereunder, after deducting therefrom:

                    (1) All expenses of taking, holding, managing and operating the Property (including compensation for the services of all Persons employed for such purposes);

                    (2) The cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions;

                    (3)  The cost of insurance;

                    (4) Such taxes, assessments and other charges prior to the liens in favor of Lender, as Lender may determine to pay;

                    (5) Other proper charges upon the Property or any part thereof; and

                    (6) The compensation, expenses and disbursements of the attorneys and agents of Lender, including attorneys' fees and costs for any appeal.

                    (iv) If an Event of Default giving rise to pursuit of the foregoing remedy shall have been cured, Lender may, at its option, surrender possession of the Property to Borrower, its successors or assigns; provided, however, that Lender's right to take possession and to pursue any other remedies hereunder or under any of the Loan Documents shall exist if any subsequent Event of Default shall occur.

          (f) SALE OF COLLATERAL. After notification, if any, provided for in
Section 9.2 below, sell or otherwise dispose of, at the office of Lender, or elsewhere, as chosen by Lender, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations, have been paid in full and fully performed), and at any such sale it shall not be necessary to exhibit the Collateral. Borrower and the Guarantor hereby acknowledge and agree that a private sale or sales of the Collateral, after notification as provided for in Section 9.2, shall constitute a commercially reasonable disposition of the Collateral sold at any such sale or sales, and otherwise commercially reasonable action on the part of the Lender.

          (g) RETENTION OF COLLATERAL/PURCHASE OF COLLATERAL. At its discretion, retain such portion of the Collateral as shall aggregate in value to an amount equal to the Loan, in satisfaction of the Obligations, whenever the circumstances are such that Lender is entitled and elects to do so under applicable law. Lender may buy the Collateral at any public or private sale.

          (h) RECEIVER. As a matter of strict right and without regard to the value or occupancy of the Property, apply by appropriate procedures for the appointment of a receiver who will enter upon and take possession of the Property, collect the rents and profits therefrom and apply the same as the court may direct. The receiver shall have all the rights and powers permitted under the laws of the State of Nevada. All costs and expenses (including receiver's fees, attorneys fees and costs, including attorneys' fees and costs incurred as a result of any appeal, and agents' compensation) incurred in connection with the appointment of a receiver shall be secured by the Collateral. The right to enter and take possession of the Property, to manage and operate the same and to collect the rents, issues and profits thereof (whether by a receiver or otherwise) shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised by Lender concurrently therewith or independently thereof. Lender shall be liable to account only for such rents, issues and profit actually received by Lender. Notwithstanding the appointment of any receiver, trustee or other custodian, Lender shall be entitled, as pledgee, to the possession or control of any cash or other instruments, at the time held by or payable or deliverable under the terms of this Agreement or the Deed of Trust to Lender. Borrower hereby consents to any such appointment. Lender may also apply by appropriate judicial proceedings for appointment of a receiver for the Receivables Collateral, or any part thereof, and Borrower hereby consents to any such appointment.

          (i) EXERCISE OF OTHER RIGHTS. Lender shall have all the rights and remedies of a secured party under the Code and other legal and equitable rights to which it may be entitled, and may exercise any and all other rights or remedies afforded by the Loan Documents as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents. Lender shall also have the right to require the Borrower to assemble any of the Collateral not in Lender's possession, at Borrower's expense, and make it available to Lender at a place to be determined by Lender which is reasonably convenient to both parties, and Lender shall have the right to take immediate possession of all of the Collateral, and may enter the Property or any of the premises of Borrower or wherever the Collateral shall be located, with or without process of law wherever the Collateral may be, and, to the extent such premises are not the property of Lender, to keep and store the same on said premises until sold (and if said premises be the property of Borrower, Borrower agrees not to charge Lender for use and occupancy, rent, or storage of the Collateral, for a period of at least ninety (90) days after sale or disposition of the Collateral).

          (j) REPLACEMENT OF LOCKBOX AGENT. Replace the Lockbox Agent and terminate the applicable Lockbox Agreement.

     9.2. NOTICE OF SALE. Reasonable notification of time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Borrower and to any other Person entitled under the Code to notice; provided, however, that if the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent not less than five
(5) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 9.2. Lender shall have the right to bid at any public or private sale on its own behalf. Out of money arising from any such sale, Lender shall retain an amount equal to all costs and charges, including attorneys' fees for advice, counsel or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing and advertising such Collateral for sale, selling same and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied upon the Obligations, and in the event of deficiency, the Borrower shall remain liable to Lender. In the event of any surplus, such surplus shall be paid to the Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature or description against the Borrower, or by the Borrower or any other party against Lender, which in Lender's sole discretion makes it advisable for Lender to seek counsel for the protection and preservation of its security interest, or to defend its own interest, such expenses and counsel fees shall be allowed to Lender and the same shall be made a further charge and Lien upon the Collateral.

     In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral comprised of Securities may be effected after an Event of Default, Borrower agrees that upon the occurrence or existence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Lender solicits such offers from not less than two (2) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

     9.3. APPLICATION OF COLLATERAL; TERMINATION OF AGREEMENTS. Upon the occurrence of any Event of Default, Lender may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender's further performance under this Agreement or any other agreement or agreements between Lender and the Borrower, without further liability or obligation by Lender, and may also, at any time, appropriate and apply against any Obligations any and all Collateral in its (or the Lockbox Agent's) possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to the Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not. Neither such termination, nor the termination of this Agreement by lapse of time, the giving of notice or otherwise, shall absolve, release or otherwise affect the liability of the


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

Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of Lender, but they shall, in all events, continue until all of the Obligations are satisfied.

     9.4. SUITS TO PROTECT THE PROPERTY. Lender shall have power to: (a) institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or which violate this Agreement or any of the Loan Documents ; (b) preserve or protect Lender's interest in the Property and in the income, revenues, rents and profits arising therefrom; and (c) restrain the enforcement of or compliance with any legislation or other government enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair Lender's security. All payments made or costs or expenses incurred by Lender in connection with this paragraph, including reasonable attorneys' fees and costs, whether or not suit is filed and, if filed, for all appeals, shall be secured by the Collateral and shall be immediately repaid by Borrower to Lender on demand, with interest thereon from the date incurred until the date repaid by Borrower at the same rate as provided by the Mortgage Loan.

     9.5. RIGHTS OF LENDER REGARDING COLLATERAL. In addition to all other rights possessed by Lender, Lender, at its option, may from time to time after there shall have occurred an Event of Default, and so long as such Event of Default remains uncured, at its sole discretion, take the following actions:

          (a) Transfer all or any part of the Collateral into the name of Lender or its nominee;

          (b) Take control of any proceeds of any of the Collateral;

          (c) Extend or renew the Loan and grant releases, compromises or indulgences with respect to the Obligations, any portion thereof, any extension or renewal thereof, or any security therefor, to any obligor hereunder or thereunder; and

          (d) Exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with the terms of this Agreement.

     9.6. WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION LAWS. To the extent permitted by law, Borrower agrees that in the event of a Default on its part hereunder, neither Borrower nor anyone claiming by, through or under it, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in


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

order to prevent or hinder the enforcement or foreclosure of any Deed of Trust or the final and absolute sale of the Property or the final and absolute possession of the Property by the purchasers in foreclosure, and Borrower, for itself and for all who may at any time claim through or under it, hereby waives to the full extent that if may lawfully do so the benefit of all such laws and any and all right to have the assets comprising the Property marshalled upon any foreclosure and Borrower agrees that the Property may be sold in its entirety.

     Any money collected by Lender or received by Lender following pursuit by Lender of any remedy hereunder or under any of the Loan Documents shall be applied to the payment of the compensation, expenses, costs and disbursements of the agents and attorneys of Lender, to the payment of the amounts of accrued interest and principal and any other amount due and unpaid under the Loan, and to the payment of all other Obligations, in such order as Lender may determine.

     9.7. DELEGATION OF DUTIES AND RIGHTS. Lender may execute any of its duties and/or exercise any of its rights or remedies under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

     9.8. LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement or in any Loan Document shall give Lender the right or power to exercise control over the affairs and/or management of Borrower.

     9.9. WAIVERS. The acceptance by Lender at any time and from time to time of partial payments of the Loan or performance of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, except as otherwise expressly provided in this Agreement or by applicable law, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Obligations, severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Loan, or by any release or change in any security for the payment or performance of the Loan, regardless of the number of such renewals, extensions, releases or changes. If Lender: (a) grants forbearance or an extension of time for the payment of any sums secured by the Collateral; (b) takes other or additional security for the payment of the Obligations; (c) waives or does not exercise any right granted in this Agreement or any Loan Documents; (d) releases any part of the Property from the Lien in favor of Lender or otherwise changes any of the terms of this Agreement or any Loan Documents; (e) consents to the filing of any map, plat or replat of the Property; (f) consents to the granting of any easement on the Property; or (g) makes or consents to any agreement subordinating the Lender's Lien against any of the Collateral, except as otherwise expressly provided in any instrument or instruments executed by Lender, any such act or omission by Lender shall not release, discharge, modify, change or affect Borrower's original liability under this Agreement or any of the Loan Documents or otherwise, or the original liability of any maker, general partner, co-signer, endorser, surety or guarantor nor shall any such act or omission preclude Lender from exercising any right, power or privilege granted in this Agreement or any Loan Document in the event of any other concurrent or subsequent default, nor shall the Lender's Lien against any of the Collateral be altered thereby. Upon the sale or transfer by operation of law or otherwise of all or any part of the Collateral, Lender, without further notice, is authorized and empowered to deal with any such transferee as fully and to the same extent as it might deal with Borrower, without in any way releasing or discharging any of Borrower's liabilities or obligations hereunder.

     9.10. CUMULATIVE RIGHTS. All rights and remedies available to Lender under the Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender under any of the Loan Documents, at law or in equity, whether or not the Loan is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

     9.11. EXPENDITURES BY LENDER. Any sums expended by or on behalf of Lender pursuant to the exercise of any right or remedy provided herein, and all expenses payable by Borrower under any provision of this Agreement shall become part of the Obligations, shall be paid by Borrower to Lender upon demand and shall bear interest at the Mortgage Loan Interest Rate, or the Receivables Loan Interest Rate if the Mortgage Loan has been paid, from the date of such expenditure until the date repaid or at the Default Rate after declaration of an Event of Default.

     9.12. DIMINUTION IN VALUE OF COLLATERAL. Lender shall not have any liability or responsibility whatsoever for any diminution or loss in value of any of the Collateral, specifically including that which may arise from Lender's negligence or inadvertence (other than Lender's gross negligence or willful misconduct), whether such negligence or inadvertence is the sole or concurring cause of any damage provided that Lender has treated the Collateral with the same degree of care that it treats its own notes and the

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

collateral pledged to and held by it from other borrowers.

     9.13. DISCONTINUANCE OF PROCEEDINGS. If Lender proceeds to enforce any right or remedy under any Deed of Trust by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender, then Borrower and Lender shall be restored to their former positions and rights hereunder and all rights, powers and remedies of Lender shall continue as if no such proceeding occurred.

                                   SECTION 10

10.  PARTIAL RELEASES AND FULL RELEASE

     10.1 PARTIAL RELEASES. At Borrower's cost and expense, Lender agrees to cause the trustee under the Deed of Trust to execute, acknowledge and deliver from time to time, a release from the lien of the Deed of Trust encumbering the Property, in form and substance acceptable to Lender and the Title Company in their reasonable discretion, of Intervals in connection with the sale of such Intervals as permitted hereunder, upon the written request of Borrower provided that:

          (a)  No Event of Default or Default shall exist;

          (b) The remaining unreleased portion of the Property complies with all representations and warranties of Borrower contained in the Loan Documents;

          (c) For each Interval to be released, Borrower pays to Lender, the required Release Payment which amount shall be applied to reduce the outstanding principal balance of the Mortgage Loan and the Release Fee which amount shall be a fee to Lender and not applied in reduction of the principal amount of the Mortgage Loan;

          (d) Borrower shall have paid all fees required under this Agreement then due;

          (e) All costs incident to the preparation and recording of the release documents shall be paid by Borrower;

          (f) Borrower shall execute such documents as Lender reasonably requests to evidence satisfaction of all conditions of the release set forth herein and shall provide Lender with copies of all documents and information reasonably requested by Lender regarding the sale of each Interval; and

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


          (g) Borrower's escrow agent and Lender shall have agreed upon mutually acceptable escrow instructions setting forth the logistical arrangements for the release of each Interval at settlement of the sale thereof.

     10.2 FULL RELEASE. Upon repayment by Borrower of all sums due under the Mortgage Loan and all obligations related to the Mortgage Loan, at Borrower's cost and expense, but without payment of any Release Payment or Release Fee, Lender agrees to cause the trustee under the Deed of Trust to execute, acknowledge and deliver, from time to time, a release from the lien of the Deed of Trust encumbering the Property, in form and substance acceptable to Lender and the Title Company in their reasonable discretion, of any Intervals upon the written request of Borrower provided that:

          (a)  No Event of Default or Default shall exist;

          (b) The Receivables Loan Revolving Credit Period has not been extended;

          (c) The Maximum Loan Amount has not been increased;

          (d) Borrower shall have paid all fees required under this Agreement then due;

          (e) All costs incident to the preparation and recording of the release documents shall be paid by Borrower;

          (f) Borrower shall execute such documents as Lender reasonably requests to evidence satisfaction of all conditions of the release set forth herein and shall provide Lender with copies of all documents and information reasonably requested by Lender; and

          (g) Borrower's escrow agent and Lender shall have agreed upon mutually acceptable escrow instructions setting forth the logistical arrangements for the release of the Intervals.


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


                                   SECTION 11

11.  CERTAIN RIGHTS OF LENDER

     11.1. PROTECTION OF COLLATERAL. Lender may at any time and from time to time take such actions as Lender deems necessary or appropriate to protect Lender's Liens and security interests in and to preserve the Collateral, and to establish, maintain and protect the enforceability of Lender's rights with respect thereto, all at the expense of Borrower. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's Liens, security interests and rights and will take such actions to preserve the Collateral and Lender's Liens, security interests and rights as Lender may direct, including, without limitation, by promptly paying upon Lender's demand therefor, all documentary stamp taxes or other taxes, other than income, franchise or similar taxes, that may be or may become due in respect of any of the Collateral. All of Lender's expenses of preserving the Collateral and its liens and security interests and rights therein shall be added to the Loan.

     11.2. PERFORMANCE BY LENDER. If Borrower fails to perform any agreement contained herein, Lender may, after 10 days after notice by Lender to Borrower, itself perform, or cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under
Section 11.5 below. In no event, however, shall Lender have any obligation or duties whatsoever to perform any covenant or agreement of Borrower contained herein or in any of the Loan Documents, Timeshare Documents or Operating Contracts, and any such performance by Lender shall be wholly discretionary with Lender. The performance by Lender, of any agreement or covenant of Borrower on any occasion shall not give rise to any duty on the part of Lender to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any third party to exercise any of Lender's rights or remedies hereunder.

     11.3. NO LIABILITY OF LENDER. Neither the acceptance of this Agreement by Lender, nor the exercise of any rights hereunder by Lender, shall be construed in any way as an assumption by Lender of any obligations, responsibilities or duties of Borrower arising in connection with the Property or under the Timeshare Documents or Timeshare Act, or under any of the Operating Contracts, or in connection with any other business of Borrower, or the Collateral, or otherwise bind Lender to the performance of any obligations with respect to the Property or the Collateral; it being expressly understood that Lender shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Borrower with respect to the Property or any of the Collateral, or under any of the Timeshare Documents, the Timeshare Act or under



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any of the Operating Contracts, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith, except for Lender's gross negligence or willful misconduct. Without limitation of the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder, nor the acquisition of the Pledged Notes Receivable and the Assigned Deeds of Trust by Lender prior to or following the occurrence of an Event of Default shall constitute an assumption by Lender of any obligations of Borrower with respect to the Property, the Collateral, the Pledged Notes Receivable, the Assigned Deeds of Trust or any documents or instruments executed in connection therewith, and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto.

          Borrower and Guarantor, jointly and severally, agree to indemnify, protect, defend and hold Lender harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses, including, without limitation, attorneys' fees and court costs, asserted against or incurred by Lender by reason of, arising out of, or connected in any way with: (a) any failure of Borrower or Guarantor to perform any of its covenants or obligations with respect to the Property, the Collateral or to the Purchasers of any of the Intervals; (b) a breach of any certification, representation, warranty or covenant of Borrower or Guarantor set forth in any of the Loan Documents; (c) the ownership of the Pledged Notes Receivable, the Assigned Deeds of Trust and the rights, titles and interests assigned hereby, or intended so to be; (d) the debtor-creditor relationships between Borrower on the one hand and the Purchasers or Lender, as the case may be, on the other; or (e) the Pledged Notes Receivable, the Assigned Deeds of Trust or the operation of the Property or sale of Intervals, except for Lender's gross negligence or willful misconduct. The obligations of Borrower and Guarantor to indemnify, protect, defend and hold Lender harmless as provided in this Agreement are absolute, unconditional, present and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity or enforceability of any claim, demand or suit from which Lender is indemnified. The indemnity provisions in this Section 11.3 shall survive the satisfaction of the Obligations and termination of this Agreement, and remain binding and enforceable against the Borrower and Guarantor, and Borrower and Guarantor hereby waive, except as otherwise specifically provided herein, all notices with respect to any losses, damages, liabilities, suits, costs and expenses, and all other demands whatsoever hereby indemnified, and agrees that their obligations under this Agreement shall not be affected by any circumstances, whether or not referred to above, which might otherwise constitute legal or equitable discharges of its obligations hereunder. If a court of competent jurisdiction should determine that Borrower or Guarantor is entitled to recover damages from Lender for any reason or upon any cause, claim or counterclaim, in connection with the Loan or the transactions provided for or contemplated pursuant to this

Agreement or the other Loan Documents, Borrower and Guarantor stipulate and agree that any such damages or awards shall be limited to the amount of the Commitment Fee (or any portion thereof actually paid by Borrower to Lender) and shall not include consequential or punitive damages.

     11.4. RIGHT TO DEFEND ACTION AFFECTING SECURITY. Lender may, at Borrower's expense, appear in and defend any action or proceeding at law or in equity which Lender in good faith believes may affect the value of the Collateral, the Improvements, the security interests granted under this Agreement, including without limitation the security interests in the Pledged Notes Receivables and the Assigned Deeds of Trust, or Lender's rights under any of the Loan Documents.

     11.5. EXPENSES. All expenses payable by Borrower under any provision of this Agreement shall be part of the Obligations of the Borrower and shall be paid by Borrower to Lender, upon demand, and shall bear interest at the Mortgage Loan Interest Rate, or at the Receivables Loan Interest Rate if the Mortgage Loan has been paid, from the date of demand until repaid by Borrower or at the Default Rate after the declaration of an Event of Default.

     11.6. LENDER'S RIGHT OF SET-OFF. Upon an Event of Default, Lender shall have the right to set-off against any Collateral any Obligations then due and unpaid by Borrower.

     11.7. NO WAIVER. No failure or delay on the part of Lender in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Borrower or Guarantor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Borrower or Guarantor of any and all of the terms and provisions of this Agreement to be performed by Borrower or Guarantor. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of Lender contained in the Loan Documents and this Agreement shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by Lender of any breach or default of or by any party hereunder shall be deemed to alter or affect Lender's rights hereunder with respect to any prior or subsequent default.

     11.8. Right of Lender to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person including without limitation, any Purchasers, if such Purchasers have any such liability, for the payment of any of the Obligations or without affecting or impairing Lender's Lien on the


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

Collateral, or the remainder thereof, as security for the full amount of the Loan unpaid and the Obligations, except to the extent Lender has specifically agreed otherwise, Lender may from time to time, without notice: (a) release any Person liable for the payment of any part of the Loan; (b) extend the time or otherwise alter the terms of payment of any part of the Loan; (c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security agreements; (d) alter, substitute or release any property securing any part of the Obligations; (e) realize upon any collateral for the payment of all or any portion of the Loan in such order and manner as it may deem fit; or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.

     11.9. ASSIGNMENT OF LENDER'S INTEREST. Lender shall have the right to assign the Loan and all or any portion of its rights in or pursuant to this Agreement or any of the Loan Documents to any subsequent holder or holders of the Mortgage Loan, the Receivables Loan or the Obligations, but no such assignment shall relieve Lender from the primary obligation to make any Advance to which Borrower is entitled hereunder.

     11.10. NOTICE TO PURCHASER. Borrower authorizes the Lender (but Lender shall not be obligated) to communicate at any time and from time to time with any Purchaser or any other Person primarily or secondarily liable under a Pledged Note Receivable with regard to the Lien of the Lender thereon and any other matter relating thereto, and by no later than the Closing Date, Borrower shall deliver to Lender a notification to the Purchasers executed in blank by the Borrower and in form acceptable to Lender, pursuant to which the Purchasers (or other obligors) may be directed to remit all payments in respect of the Collateral as Lender may require.

     11.11. COLLECTION OF THE PLEDGED NOTES RECEIVABLE. Borrower hereby directs and authorizes each party liable for the payment of the Pledged Notes Receivable, and by no later than the date on which the applicable Receivables Loan Advance is to be made, shall direct in writing each such party, to pay each installment thereon pursuant to the Lockbox Agreement, unless and until directed otherwise by written notice from Lender or, at Lender's direction, from Borrower, after which such parties are and shall be directed to make all further payments on the Pledged Notes Receivable in accordance with the directions of Lender. Following the occurrence of an Event of Default, Lender shall have the right to require that all payments becoming due under the Pledged Notes Receivable be paid directly to Lender, and Lender is hereby authorized to receive, collect, hold and apply the same in accordance with the provisions of this Agreement. In the event that following the occurrence of an Event of Default, Lender or Lockbox Agent does not receive any installment of principal or interest due and payable under any of the Pledged Notes Receivable on or prior to the date upon which such installment becomes due,

Lender may, at its election (but without any obligation to do so), give (or cause the Lockbox Agent to give) notice of such default to the defaulting party or parties, and Lender shall have the right (but not the obligation), subject to the terms of such Pledged Notes Receivable, to accelerate payment of the unpaid balance of any of the Pledged Notes Receivable in default and to foreclose each of the Assigned Deeds of Trust securing the payment thereof, and to enforce any other remedies available to the holder of such Pledged Notes Receivable with respect to such default. Borrower hereby further authorizes, directs and empowers Lender (or any other Person as may be designated by Lender in writing) to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor. The right to endorse checks and drafts granted pursuant to the preceding sentence is irrevocable by Borrower, and the banks or banks paying such checks or drafts upon such endorsements, as well as the signers of the same, shall be as fully protected as though the checks or drafts have been endorsed by Borrower.

     11.12. POWER OF ATTORNEY. Borrower does hereby irrevocably constitute and appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to: (a) endorse any checks or drafts payable to Borrower, with respect to the Collateral, in the name of Borrower and in favor of Lender;
(b) to demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; (c) from time to time to institute and prosecute in Lender's own name any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens; (d) upon an Event of Default to change the Borrower's post office mailing address with respect to the Collateral; and (e) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section 11.12 are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until the Obligations are paid in full or a release of the same is executed by Lender and duly recorded in the appropriate public records of Clark County, Nevada.

     11.13. RELIEF FROM AUTOMATIC STAY, ETC. To the fullest extent permitted by law, in the event Borrower or Guarantor shall make application for or seek relief or protection under the federal bankruptcy code ("Bankruptcy Code") or other Debtor Relief Laws, or



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

in the event that any involuntary petition is filed against the Borrower or Guarantor under such Code or other Debtor Relief Laws, and not dismissed with prejudice within 45 days, the automatic stay provisions of Section 362 of the Bankruptcy Code are hereby modified as to Lender to the extent necessary to implement the provisions hereof permitting set-off and the filing of financing statements or other instruments or documents; and Lender shall automatically and without demand or notice (each of which is hereby waived) be entitled to immediate relief from any automatic stay imposed by Section 362 of the Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents. In addition, in the event relief is sought by or against Guarantor under the Bankruptcy Code, such Guarantor agrees to not seek, directly or indirectly, in any ensuing bankruptcy proceeding, any extension of the exclusivity period otherwise available to a debtor under the Bankruptcy Code, including, without limitation, the exclusivity period provided for under Section 1121(b) of the Bankruptcy Code. Guarantor agree not to contest the validity or enforceability of this Section.

     11.14. INVESTIGATIONS AND INQUIRIES. Borrower hereby authorizes Lender to conduct such investigations and inquiries as to credit, operations, the Guarantor, the Property and Collateral as shall be necessary or desirable in connection with monitoring the Loan, and all such Persons of whom Lender may make such inquiry are empowered to cooperate with, and to provide requested information to, Lender.



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                                   SECTION 12

12.  TERM OF AGREEMENT

     This Agreement shall continue in full force and effect and the security interests granted hereby and the duties, covenants and liabilities of the Borrower and Guarantor hereunder and all the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until all of the Obligations and all other obligations to Lender secured by the Collateral have been satisfied in full, Lender has no further obligation to make Advances hereunder and Borrower and Guarantor have provided to Lender, an executed general release of any and all claims and matters, in a form satisfactory to Lender and containing such covenants and provisions as are acceptable to Lender, in Lender's sole discretion. The Borrower expressly agrees that if either the Borrower or the Guarantor make a payment to the Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any Debtor Relief Laws, state or federal law, common law or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

                                   SECTION 13

13.  MISCELLANEOUS

     13.1. NOTICES. All notices, requests and other communications to either party hereunder shall be in writing and shall be given to such party at its address set forth below or at such other address as such party may hereafter specify for the purpose of notice to Lender or Borrower. Each such notice, request or other communication shall be effective: (a) if given by mail, five
(5) days after such notice is deposited in the United States Mail with first class postage prepaid, addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested or the date of receipt, if earlier; (b) if given by overnight delivery, the next Business Day after being deposited with a nationally recognized overnight delivery service such as Federal Express or Airborne Express with all fees and charges prepaid, addressed as provided below, or the date of receipt if earlier; or (c) if given by any other means, when delivered at the address specified in this Section 13.1.

     IF TO BORROWER: Preferred Equities Corporation, PEC Building, 4310 Paradise Road, Las Vegas, Nevada 89109, Attention: Frederick H. Conte, Executive Vice President, Telephone: (702) 737-3700, Facsimile: (702) 369-4398, with a copy to Jerome J. Cohen, President, 1125 N.E. 125th Street, Suite 206, North Miami, Florida, 33161, Telephone: (305) 895-6500, Facsimile: (305) 899-1824, with a further copy to Mego Financial Corp., 4310 Paradise Road, Las Vegas, Nevada 89109, Attention: Frederick H. Conte, Telephone: (702) 737-3700, Facsimile:
(702) 369-4398, or at such other address as shall be designated by Borrower by written notice to the Lender.

     IF TO LENDER: Litchfield Financial Corporation, POB 488, Williamstown, Massachusetts 01267 or to 789 Main Road, Stamford, Vermont 05352 Attention Joseph S. Weingarten, Senior Vice President, Telephone: (802) 694-1200,
Facsimile: (802) 694-1552.

     13.2. SURVIVAL. All representations, warranties, covenants and agreements made by Borrower and Guarantor herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower or Guarantor under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     13.3. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS MAY BE EXPRESSLY PROVIDED THEREIN TO THE CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCLUSIVE OF ITS CHOICE OF LAWS PRINCIPLES; PROVIDED, HOWEVER, THAT MATTERS RELATED TO THE RIGHTS AND REMEDIES OF LENDER WITH RESPECT TO ANY REAL PROPERTY SHALL BE GOVERNED BY THE LAW OF THE STATE IN WHICH THE REAL PROPERTY IS LOCATED.

     13.4. JURY TRIAL/JURISDICTION. Borrower hereby waives the right to trial by jury in any litigation arising out of, relating to, or connected with this Agreement, it being acknowledged by Borrower that Borrower is a professional developer engaged and knowledgeable in sophisticated commercial real estate transactions and that Borrower makes this waiver of trial by jury knowingly and voluntarily and only after consultation with sophisticated legal counsel of Borrower's choosing. Borrower hereby consents to the non-exclusive personal jurisdiction of the federal and state courts located in Massachusetts in any and all actions between the Borrower and the Lender arising under or in connection with this Agreement, the Loan or any of the Loan Documents.

     13.5. LIMITATION ON INTEREST. Lender and Borrower intend to comply at all times with applicable usury laws. All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Loan or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstance whatsoever fulfillment of any provision hereof, of the Mortgage Loan, the Receivables Loan or of any other Loan Documents shall involve transcending the limit of such validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the highest lawful rate. Borrower agrees that in determining whether or not any interest payment under the Loan Documents exceeds the highest lawful rate, any non-principal payment (except payments specifically described in the Loan Documents as "interest") including without limitation, prepayment fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee, premium or penalty rather than interest. Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the highest lawful rate. The provisions of the Mortgage Loan, the Receivables Loan, this Agreement, and all other Loan Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this Section, and this Section shall govern over all other provisions in any document or agreement now or hereafter existing. This Section shall never be superseded or waived unless there is a written document executed by the Lender and the Borrower, expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

     13.6. INVALID PROVISIONS. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement and/or the Loan Documents (as the case may be) a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     13.7. SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower, the Guarantor and Lender and their respective successors and assigns; provided that Borrower and Guarantor may not transfer or assign any of their rights or obligations under this Agreement, the Commitment or the other Loan Documents without the prior written consent of Lender and provided further that Lender shall not be able to assign its obligation, without retaining the primary responsibility, to make Advances to Borrower under this Agreement. This Agreement and the transactions provided for or contemplated hereunder or under any of the Loan Documents are intended solely for the benefit of the parties hereto. No third party shall have any rights or derive any benefits under or with respect to this Agreement, the Commitment or the other Loan Documents except as provided in advance in a writing signed on behalf of Lender and the Borrower. No Person other than the Borrower, shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof, and no other Person, other than the Borrower, under any circumstance, shall be deemed to be a beneficiary of such conditions, any and all of which Lender freely may waive in whole or in part at any time if, in its sole discretion, it deems it desirable to do so. Borrower agrees to and shall indemnify Lender from any liability, claim or loss and attorneys' fees and costs resulting from the disbursement of the Loan proceeds or from the condition of the Property, whether related to the qualify of construction or otherwise and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claim or loss exists.

     13.8. AMENDMENT. This Agreement may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by the parties hereto.

     13.9. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower, Guarantor and Lender.

     13.10. LENDER NOT FIDUCIARY. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower or Guarantor, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor. Nothing herein contained shall be construed to create a partnership or joint venture between Borrower and Lender, and the parties hereby acknowledge that no such relationship exists between them.

     13.11. RETURN OF NOTES RECEIVABLE. In the event Borrower complies with its Obligations under this Agreement with respect to Pledged Notes Receivable that cease to be Eligible Notes Receivable, and Borrower thereafter desires to enforce such ineligible Note Receivable against the Purchaser thereof, then provided that no Event of Default has occurred which has not been cured to Lender's reasonable satisfaction (as evidenced by a written acceptance of such cure executed by Lender), and no Default has occurred, then within fifteen (15) days after its receipt of a written request from Borrower, Lender shall endorse the ineligible Note Receivable "Pay to the order of Preferred Equities Corporation without recourse" and deliver such ineligible Note Receivable and any related Collateral to Borrower.

     In the event Borrower complies with its obligations under Section 8.1(v) with respect to the replacement of Pledged Notes Receivables, then provided that no Event of Default has occurred which has not been cured to Lender's reasonable satisfaction (as evidenced by a written acceptance of such cure executed by Lender), and no Default has occurred, then within fifteen (15) days after its receipt of a written request from Borrower, Lender shall endorse the replaced Note Receivable "Pay to the order of preferred Equities Corporation without recourse" and deliver such replaced Note Receivable and any related Collateral to Borrower.

     In the event Borrower complies with its Obligations under this Agreement with respect to offering to Lender the first opportunity to purchase Pledged Notes Receivable, in bulk, provided that Lender has not exercised such right or has not consummated said purchase within the time periods provided in Section 2.6(b)(iii) and provided further that no Event of Default has occurred which has not been cured to Lender's reasonable satisfaction (as evidenced by a written acceptance of such cure executed by Lender) then within fifteen (15) days after its receipt of a written request from Borrower and any required fee set forth in
Section 2.6(b)(iii) and the amount of any Advances outstanding against all of the Pledged Notes Receivable to be released, Lender shall endorse the Pledged Notes Receivable which are part of such bulk sale "Pay to the order of Preferred Equities Corporation without recourse" and deliver such Pledged Notes Receivable and any related Collateral to Borrower.

     In the event Borrower complies with its Obligations under this Agreement and there are Pledged Notes Receivable in excess of the amount necessary to support, as Collateral, the Receivables Loan and provided further that no Event of Default has occurred which has not been cured to Lender's reasonable satisfaction (as evidenced by a written acceptance of such cure executed by Lender) then not more frequently than once each Fiscal Quarter or when the unpaid principal of Pledged Notes Receivable is in excess of the amounts necessary to support, as Collateral, the Receivable Loan in excess of $100,000, within fifteen (15) days after its receipt of a written request from Borrower, Lender shall endorse those of the Pledged Notes Receivable which are in excess of the amount of Pledged Notes Collateral necessary, in Lender's reasonable discretion, to support the Receivables Loan "Pay to the order of Preferred Equities Corporation without recourse" and deliver such Pledged Notes Receivable and any related Collateral to Borrower.

     In the event that all Obligations hereunder are fully satisfied, then within fifteen (15) days thereafter, Lender shall endorse the Pledged Notes Receivable "Pay to the order of Preferred Equities Corporation without recourse" and deliver such Pledged Notes Receivable, together with any other nonrecourse Collateral reassignment documents requested and prepared by Borrower, at Borrower's sole cost and expense. In addition, if requested by Borrower in its written request, Lender shall execute and deliver to Borrower UCC-3 termination statements covering the Note Receivable being returned to Borrower, provided that such termination statements are limited to the specific Notes Receivable being released and are prepared by Borrower at Borrower's sole cost and expense.

     13.12. ACCOUNTING PRINCIPLES. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     13.13. TOTAL AGREEMENT. This Agreement and the other Loan Documents, including the Exhibits and Schedules to them, is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by the Lender at the offices set forth above.

     13.14. LITIGATION. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE BORROWER, THE GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS

AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF THE BORROWER, GUARANTOR AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, THE BORROWER AND GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     The waiver and stipulations of the Borrower, the Guarantor, and Lender in this Section 13.14 shall survive the final payment or performance of all of the Obligations of the Borrower and all other obligations secured by the Collateral and the resulting termination of this Agreement.

     13.15. SUBMISSIONS. All documents, agreements, reports, surveys, appraisals, insurance, financial information or other submissions (collectively, the "Submissions") required under the Loan Documents shall be in form and content reasonably satisfactory to Lender and performed at Borrower's expense. Lender shall have the prior right of approval of any Person responsible for preparing each Submission (a "Preparer") and may reject any Submissions if Lender believes in its reasonable opinion that the experience, skill, reputation or other aspect of the Preparer is unsatisfactory in any respect. All reports and appraisals related to the Property hereafter required pursuant to the Loan Documents shall be addressed to Lender and include the following language:

          "The undersigned acknowledges that Litchfield Financial Corporation is relying on the within information in connection with its Advances to Borrower on the Property."

     13.16. INCORPORATION OF EXHIBITS. This Agreement, together with all Exhibits and Schedules hereto, constitute one document and agreement which is referred to herein by the use of the defined term Agreement. Such Exhibits and Schedules are incorporated herein as to fully set out in this Agreement. The definitions contained in any part of this Agreement shall apply to all parts of this Agreement.

     13.17. CONSENT TO ADVERTISING AND PUBLICITY OF TIMESHARE DOCUMENTS. The Borrower and Guarantor agree that the Lender may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the names and addresses of Borrower, the Guarantor and any subsidiaries and Affiliates, the amount, interest rate, maturity, collateral, and a general description of the Borrower's business, upon consent of the Borrower which shall not be unreasonably withheld.

     13.18. DIRECTLY OR INDIRECTLY. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

     13.19. HEADINGS. Section headings have been inserted in the Agreement as a matter of convenience of reference only; such section headings are not a part of the Agreement and shall not be used in the interpretation of this Agreement.

     13.20. GENDER. Words of any gender in this Agreement shall include each other gender where appropriate.

     13.21. TIME. Time is of the essence of this Agreement.

     13.22. CONFLICT. The provisions of this Agreement shall control in the event of any conflict among it, the Commitment and any other Loan Document.

     13.23. LENDER RECORDS AND LOAN ACCOUNT. Lender shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances, including the Mortgage Loan, and all other sums due from Borrower to Lender or advanced by Lender for Borrower's account, including, accrued interest, expenses, and any other Obligations of Borrower. The Loan Account will be credited with all payments received by Lender from Borrower or for Borrower's account. Lender shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Loan Costs owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Lender unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Lender written objection thereto describing the error or errors contained in any such statements.

     13.24. DIVISION. If the Division requires changes to the Loan Documents with respect to insurance, condemnation or releases to protect Purchasers and such modifications would not materially adversely affect Lender's rights hereunder, Lender agrees to so modify the Loan Documents.

     IN WITNESS WHEREOF, Borrower, Lender and the Guarantor have caused this Agreement to be duly executed and delivered effective as of the date first above written.

                         BORROWER:

                         PREFERRED EQUITIES CORPORATION,
                         a Nevada corporation




                         By: /s/ RICHARD L. RODRIGUEZ
                             ---------------------------------------------------
                             Name/Title: Richard L. Rodriguez,
                                         Vice President

                                   [CORPORATE SEAL]

                         LENDER:

                         LITCHFIELD FINANCIAL CORPORATION,
                         a Massachusetts corporation


                         By:
                         Name/Title:

                         GUARANTOR:

                         MEGO FINANCIAL CORP.,
                         a New York corporation



                         By: /s/ JON A. JOSEPH
                             ---------------------------------------------------
                             Name/Title: Jon A. Joseph,
                                         Vice President

                                     [SEAL]

     IN WITNESS WHEREOF, Borrower, Lender and the Guarantor have caused this Agreement to be duly executed and delivered effective as of the date first above written.

                         BORROWER:

                         PREFERRED EQUITIES CORPORATION,
                         a Nevada corporation




                         By: /s/ RICHARD L. RODRIGUEZ
                             ---------------------------------------------------
                             Name/Title: Richard L. Rodriguez,
                                         Vice President

                                   [CORPORATE SEAL]

                         LENDER:

                         LITCHFIELD FINANCIAL CORPORATION,
                         a Massachusetts corporation


                         By: /s/ JOSEPH S. WEINGARTEN
                            ----------------------------------------------------
                         Name/Title: Joseph S. Weingarten,
                                     Senior Vice President



                         GUARANTOR:

                         MEGO FINANCIAL CORP.,
                         a New York corporation



                         By: /s/ JON A. JOSEPH
                             ---------------------------------------------------
                             Name/Title: Jon A. Joseph
                                         Vice President

                                     [SEAL]

     IN WITNESS WHEREOF, Borrower, Lender and the Guarantor have caused this Agreement to be duly executed and delivered effective as of the date first above written.

                         BORROWER:

                         PREFERRED EQUITIES CORPORATION,
                         a Nevada corporation




                         By: /s/ RICHARD L. RODRIGUEZ
                             ---------------------------------------------------
                             Name/Title: Richard L. Rodriguez,
                                         Vice President

                                   [CORPORATE SEAL]

                         LENDER:

                         LITCHFIELD FINANCIAL CORPORATION,
                         a Massachusetts corporation


                         By:
                         Name/Title:

                         GUARANTOR:

                         MEGO FINANCIAL CORP.,
                         a New York corporation



                         By: /s/ JON A. JOSEPH
                             ---------------------------------------------------
                             Name/Title: Jon A. Joseph,
                                         Vice President

                                     [SEAL]

                                   EXHIBIT A
                                       TO
                          LOAN AND SECURITY AGREEMENT
                         LEGAL DESCRIPTION OF PROPERTY

An undivided      /5202 interest in that portion of the Southwest Quarter (SW
1/4) of Section 16, Township 21 South, Range 61 East, M.D.B.&M., and being a portion of Block four (4) of Flamingo Estates, as shown by map thereof on File in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, described as Lots one (1) and two (2), as shown by Parcel Map in File 70, Page 30 recorded September 19, 1991 as Document No. 00581 in Book 910919 of Official Records, Clark County, Nevada; Excepting therefrom all gas and oil rights that now exist or may be developed upon said land as reserved by Rose Rabin, in Deed recorded February 18, 1952 as Document No. 381100, in the Office of the County Recorder of Clark County, Nevada, and subsequently conveyed to Harry Cobb, by Deed recorded March 25, 1957 as Document No. 102052 of Official Records, Clark County Nevada

                                   EXHIBIT B
                                       TO
                          LOAN AND SECURITY AGREEMENT
                                   LITIGATION

                                   LITIGATION

1. JACKSON v. CENTRAL NEVADA UTILITIES COMPANY & PREFERRED EQUITIES CORPORATION

   In August 1991, Frederick and Lucille Jackson filed an action in the Nye County, Nevada, Judicial Court, Case No. 11885, against Central Nevada Utilities Company and Preferred Equities Corporation for damages alleged to have resulted from sewage backing up into the Plaintiffs' home. The suit alleges that CNUC is the alter ego of PEC and requests damages in excess of $10,000 for alleged damages to the Plaintiffs' residence, in excess of $10,000 to the contents of the Plaintiffs' residence, punitive damages in excess of $10,000, diminution in value of the residence, storage charges, mental pain and suffering and costs and attorney fees. The suit alleges gross negligence, trespass and absolute liability for operation of an inherently dangerous instrumentality. The case has been accepted by Company's insurance carrier for defense, subject to the limits of the policy. The Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company.

2. WILLIAM BRELIANT v. PREFERRED EQUITIES CORPORATION
   District Court, Clark County, Nevada
   Case No. A281761, filed February 22, 1990

   The complaint requests a reformation of an easement for parking on property adjacent to the Company's offices in Las Vegas, removal of an alleged encroachment, to require rental for parking pursuant to the easement, and for compensation for security guard expenses. The Court granted PEC's motion to dismiss the case based on the pleadings and arguments of counsel. The Plaintiffs filed an appeal. They filed a new lawsuit based on an alleged abuse of the easement. The new lawsuit claims overuse of the easement, requests reformation of the easements, an injunction prohibiting overuse of the easement, damages in excess of $10,000, attorney's fees and costs. Agreement has been reached to dismiss the second suit after entry of a final, nonappealable decision has been entered in the first case. The Supreme Court reversed the dismissal of the initial case and remanded it for trial. The second case was stayed pending a final disposition of the first case. Trial was held during November 1994. A decision favorable to the Company was issued and appealed by the Plaintiff. The Supreme Court of Nevada reversed the Trial Court decision and directed the Trial Court to declare a parking easement to be extinguished. The Company filed a Petition for Rehearing in connection with the Supreme Court Order, which was denied. The Company does not feel that this decision will have a material adverse effect on the property or on the business or financial condition of the Company.


3. ELIZABETH & GERALD GARROW v. DELOS HAUGHTON, JAMES CHASTINE &

                                       1.

     PREFERRED EQUITIES CORPORATION
     District Court, Clark County, Nevada
     Case No. A 306000

     In April 1992, Mr. and Mrs. Garrow filed an action for damages alleged to have resulted from an automobile accident that occurred October 12, 1991. The accident involved one of the vans owned by the corporation. The case, which is being defended by the corporation's insurance carrier, requests general damages in an amount less than $25,000, medical expenses, damages for loss of services in an amount in excess of $25,000, and costs and attorney fees. The Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company.

 4. BARBARA J. LOUGHRY v. THE BRIG INC., dba OCEANFRONT RESTAURANT & LOUNGE Superior Court, Atlantic County, New Jersey
     Case No. ATL-L-001997-93

     In May 1993, Plaintiff filed a complaint for damages for alleged injuries that are claimed to have resulted from a fight in the Oceanfront Restaurant in the Brigantine Inn. The case has been tendered to Tony Pullella, restaurant operator, and his insurance carrier. The Company's insurance carrier has also been notified. The case does not specify the amount of damages, but the Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company.

 5.  EMILIO VALENTIN v. BRIGANTINE INN LTD., PREFERRED EQUITIES
     CORPORATION & BRIGANTINE NAUTILUS
     Superior Court, Atlantic County, New Jersey
     Case No. ATL-L-001992-93

     In May 1993, Plaintiff, a minor, filed a complaint for unspecified damages alleged to have occurred as a result of claimed negligence in maintenance and operation of the swimming pool at the Brigantine Inn. The case has been tendered to the health club operator for defense and has been sent to the Company's insurance carrier. The Company feels that the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company. In March 1994, the complaint was amended to add Brigantine Preferred Properties, Inc. as a defendant.

 6. LEON AND DOROTHY CURL v. PEC, d.b.a. GRAND FLAMINGO CLUB HOTEL & DOVER ELEVATOR COMPANY
     United States District Court, Northern District of Texas
     Case No. 4-94CV-253 y; filed April 14, 1994 and served April 4, 1994

     The Plaintiffs filed suit for damages as a result of an alleged incident on June 28, 1992. The


                                       2.

     Plaintiffs claim an elevator door at the Grand Flamingo Club slammed shut, knocking Mr. Curl to the floor. The complaint alleges the elevator door was operating improperly, that the hotel failed to have it repaired, and requests $335,000 damages together with interest and costs. The case was forwarded to the insurance carrier for defense. The case was settled for $5,100 and dismissed.

7. CONCETTA DESIDERIO v. BRIGANTINE INN, BRIGANTINE PREFERRED PROPERTIES, et al.
     Superior Court, Bergen County, New Jersey
     Case No. BER-L-3712-95

     Plaintiff filed an action for damages alleged to have resulted from a fall in the Oceanfront Restaurant at the Brigantine Inn on or about May 31, 1994. The complaint alleges negligence and requests damages, interest and costs, but does not specify the amount of damages. The complaint has been forwarded to the insurance carrier and the Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company.

8.   ROYLENE MOTEN v. PREFERRED EQUITIES CORPORATION
     District Court, Clark County, Nevada
     Case No. A347146; filed June 14, 1995 and served June 27, 1995

     On June 14, 1995, Roylene Moten filed a complaint in the Clark County, Nevada District Court against Preferred Equities Corporation. The Plaintiff requests general damages in excess of $10,000; special damages in excess of $10,000; and attorney's fees and costs. The Plaintiff claims to have fallen boarding one of the Company's vans as a result of alleged negligence on the part of an employee of the Company. The complaint has been forwarded to the insurance carrier. The Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company.

9.   IN RE MEGO FINANCIAL CORP. SECURITIES LITIGATION
     United States District Court, District of Nevada
     Case No. CV-9-95-01082-LDG(LPH)

     On or about June 10, 1996, the United States District Court, District of Nevada, approved a stipulation for consolidation of two cases (Christopher Dunleavy vs. Mego Financial Corp. [the "Company"], certain of the Company's officers and directors and the Company's independent auditors, Deloitte & Touche LLP ["Dunleavy Case"]; and Alan Peyser vs. the Company and certain of the Company's officers and directors ["Peyser Case"]). The complaint in the Dunleavy Case alleges that certain financial reports prepared and issued by the Company, including certain financial statements certified by Deloitte & Touche, were false and misleading, that one of the director defendants engaged in "insider trading," and alleges other violations of federal securities statutes and common law. The Complaint seeks

                                       3.

SEE ATTACHED UPDATE OF ITEM 9.

     to have the Plaintiff (who allegedly purchased 100 shares of the Company's common stock on November 9, 1995) and other purchasers of the Company's common stock between January 14, 1994 and November 9, 1995 declared to be a class, that the action be declared to be a class action, and asks for damages in an unspecified amount, costs, attorney's fees, and such other relief as the court may deem just and proper. The Complaint in the Peyser Case alleges among other things that the Defendants violated the federal securities laws by making statements and issuing certain financial reports in 1994 and 1995 that overstated the Company's earnings and business prospects. The named Plaintiff seeks to represent a class consisting of purchasers of the Company's common stock between November 28, 1994 and November 9, 1995. The Complaint seeks damages in an unspecified amount, costs, attorney's fees and such other relief as the court may deem just and proper. The Company believes that it has substantial and valid defenses to the allegations in each case and in the consolidated case. The time for responsive pleadings has been extended sine die by agreement with Plaintiffs' counsel. The Company understands that the Plaintiffs plan to amend their Complaints, after which the defendants will have an appropriate time to respond. On December 26, 1996, Michael Nadler ("Nadler") filed a purported class action complaint against Mego Financial Corp. certain of its officers and directors, and its independent auditors. On or about July 26, 1996, Nadler filed a motion in the above matter requesting that he be added as a class representative and that his attorney be added as additional counsel for the class. On December 26, 1996, Michael Nadler ("Nadler") filed a purported class action complaint against Mego Financial Corp., certain of its officers and directors, and its independent auditors. On or about December 26, 1996, Nadler filed a motion in the above matter requesting that he be added as a class representative and that his attorney be added as additional counsel for the class. On or about January 2, 1997, Nadler withdrew his motion to be added as a class representative, which had been pending. On January 9, 1997, Nadler filed a motion for relief from certain portions of a pretrial order entered in the Dunleavy and Peyer cases. On February 13, 1997 the Defendants moved to dismiss Nadler's complaint. On March 13, 1997, Nadler filed a motion for the filing of a consolidated complaint, for certification of a class, the holding of a pretrial conference and suspension of briefing on the Defendants' motion to dismiss. The Company opposed such motion. On March 31, 1997, the court denied Nadler's motion to be included as a putative class representative and denied, without prejudice to refile after either the filing of a consolidated complaint or a ruling on Nadler's motion for the filing of a consolidated complaint, Nadler's motion for the relief from certain portions of the pretrial order, Nadler's motion to consolidate and defendants' motion to dismiss Nadler's complaint. The Nadler complaint claims that the Defendants violated the federal securities laws and common law and contained allegations similar to those in the Dunleavy and Peyser complaints. Mego Financial Corp. believes that it has substantial defenses to the Nadler complaint; however, is not presently able to predict the outcome of this matter.

10. JOHN K. O'BRIEN v. PREFERRED EQUITIES CORPORATION, CALVADA SPRINGS CORPORATION & CENTRAL NEVADA UTILITIES COMPANY.

                                       4.

     District Court, Nye County, Nevada
     Case No. 13576; filed December 4, 1995 and served January 2, 1996


     The Plaintiff requests general and compensatory damages in excess of $10,000, miscellaneous and incidental damages in excess of $10,000, damages for costs of medical care and treatment, costs and attorney's fees. The Plaintiff claims to have been injured on December 15, 1993 by driving a motor vehicle into a trench allegedly dug by the Defendants. The Plaintiff claims the Defendants were negligent in constructing the ditch and failing to properly warn of the existence of the ditch. The complaint was forwarded to the insurance carrier. The plaintiff and the Company's insurance carrier agreed to submit the claim to binding arbitration rather than having the case go to trial. The Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company or other defendants.

11. ANTHONY PULLELLA v. BRIGANTINE PREFERRED PROPERTIES, INC., SUCCESSOR IN INTEREST TO BRIGANTINE INN, LTD. & THE BRIG INC.
     Superior Court, Chancery Division, Atlantic County, New Jersey
     Case ATL-C-175-96; filed November 22, 1996 and served December 9, 1996

     The Complainant requests an order for the Defendants to convey the Oceanfront Restaurant and Lounge, part of the Brigantine Inn Resort Club, to the Plaintiff pursuant to alleged obligations in a lease and management agreement. The Complaint also requests an order for the sale and conveyance to the Plaintiff of the capital stock of The Brig Inc., owner of the liquor license, and requests unspecified compensatory and punitive damages. The Plaintiff filed a Notice of Lis Pendens on the portion of the property involved in the case. The Company believes the Defendants have valid defenses to the Complaint and does not the believe the matter will have a material adverse effect on the business or financial condition of the Company.

12. THOMAS J. MULVEY v. PREFERRED EQUITIES CORPORATION aka Calvada Springs Corporation,
     District Court, Clark County, Nevada
     Case No. A371479, filed March 26, 1997. Served March 31, 1997

     The Plaintiff requests general and special damages in excess of $10,000, attorneys fees, costs and interest. The plaintiff claims to have been injured on or about April 21, 1995 as the result of an assault and robbery by an unidentifed individual at or near the Grand Flamingo Terraces. The Company feels the case is fully insured and will not have a material adverse effect on the business or financial condition of the Company.

PART II  OTHER INFORMATION


Item 1. Legal Proceedings

     On December 26, 1996, in the matter of "In re Mego Financial Corp. Securities Litigation," Master File No. CV-9-95-01082-LDG (RLH)(the "Litigation"), in the United States District Court for the District of Nevada (the "Court"), which matter was described in the Company's Form 10-K for the fiscal year ended August 31, 1996 (the "1996 10-K"), Michael Nadler ("Nadler") filed a purported class action complaint against the Company, certain of the Company's officers and directors, and the Company's independent auditors. On February 13, 1997, defendants moved to dismiss Nadler's complaint. On March 13, 1997, Nadler filed a "Motion for the Filing of a Consolidated Complaint and a Class Certification Motion, the Holding of a Pretrial Conference and the Suspension of Briefing on Defendants' Motions to Dismiss." The Company opposed that motion. On March 31, 1997, the Court issued an Order that, among other things, denied, without prejudice to refiling after either the filing of a consolidated complaint or a ruling on Nadler's motion for the filing of a consolidated complaint, defendants' motions to dismiss Nadler's complaint. On May 31, 1997, the Court issued an Order denying Nadler's "Motion to Compel Compliance with Local Rule 26-6" against the Company and its officers and directors, and granting that motion against other parties, who have moved for reconsideration.

     On May 12, 1997, counsel for the plaintiffs in the Dunleavy and Peyser actions, which were described in the 1996 10-K, and counsel for the defendants executed a Memorandum of Understanding with respect to a proposed settlement. The proposed settlement, which is subject to a number of conditions, including approval by the Court, calls for certification, for settlement purposes only, of a class consisting of all purchasers of Mego Financial stock (excluding the defendants and their respective directors, executive officers, partners and affiliates and their respective immediate families, heirs, successors and assigns) during the period from January 14, 1994 through November 9, 1995, inclusive, and for creation of a settlement fund of $1.725 million. The portion of this amount to be contributed by the Company, net of anticipated insurance proceeds, is not expected to have a material adverse effect on the Company. The parties anticipate submitting papers to the Court in due course seeking approval of the settlement. Final approval of the settlement is expected to dispose of all class claims in the Litigation, including those asserted by Nadler. The Company believes that it has substantial defenses to all of the complaints that have been filed against it; however, the Company presently cannot predict the outcome of this matter.

                                   EXHIBIT C
                                       TO
                          LOAN AND SECURITY AGREEMENT


That real property located in Clark County, Nevada, described as:

That portion of the Southwest Quarter (SW 1/4) of Section 16, Township 21 South, Range 61 East, M.D.B.&M., and being a portion of Block four (4) of Flamingo Estates, as shown by map thereof on File in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, described as Lots one (1) and two (2), as shown by Parcel Map in File 70, Page 30, recorded September 19, 1991 as Document No. 00581 in Book 910919 of Official Records, Clark County, Nevada; Excepting therefrom all gas and oil rights that now exist or may be developed upon said land as reserved by Rose Rabin, in Deed recorded February 18, 1952 as Document No. 381100, in the Office of the County Recorder of Clark County, Nevada, and subsequently conveyed to Harry Cobb, by Deed recorded March 25, 1957 as Document No. 102052 of Official Records, Clark County, Nevada.

                                   EXHIBIT D
                                       TO
                          LOAN AND SECURITY AGREEMENT
                      UNPAID TAXES AND UNFILED TAX RETURNS


     The State of Texas has requested from RVS Marketing, a subsidiary of Borrower, a series of franchise tax returns for the periods ended December 31, 1995 and February 29, 1996. No request for additional time to file the franchise tax return for the year ended February 28, 1997 was filed. The total amount of tax due is not anticipated to exceed $100.00.